UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive information statement


                          LEGALPLAY ENTERTAINMENT INC.
                      ------------------------------------
                (Name of registrant as specified in its charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                                 NOTICE OF 2006
                                ANNUAL MEETING &
                              INFORMATION STATEMENT

--------------------------------------------------------------------------------
                          LEGALPLAY ENTERTAINMENT INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2006
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of LegalPlay Entertainment Inc. will be held at LegalPlay's corporate headquarters at Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8 on October 31, 2006 at 10:00 a.m. PST, to conduct the following Agenda, i.e. to vote on:

     (1) The election of two (2) directors for a term of one year or until their successors are duly elected and qualified.

     (2) To ratify all acts of the Directors and Officers of the company, on it's behalf, since the last Annual General Meeting.

     (3) The appointment of Dale Matheson, Carr-Hilton Labonte, Chartered Accountants, as the Company's independent public accountants for the ensuing year. Authorization for the Board of Directors to set the remuneration to be paid to the Company's independent public accountants.

     (4) To reverse split the Company's common issued and outstanding shares on a FIFTY (50) for ONE (1) basis.

     (5) The authorization to file an Articles of Amendment to amend the Company's Articles of Incorporation, pursuant to Section 607.1006 of the Florida Statutes, to change the name of the company from LEGALPLAY ENTERTAINMENT INC. to SYNTHENOL INC. or SYNTHENOL ENERGY INC.

     (6) Vote on any other business that may properly come before said meeting or any adjournment or postponement thereof.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them. The Board of Directors has fixed the close of business on September 29, 2006 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. Only shareholders of record at the close of business on September 29, 2006 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof. This Information Statement is being mailed on or about October 16, 2006 to all stockholders of record as of the Record Date.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Cecil Morris
President
October 16, 2006

                              TABLE OF CONTENTS

General Information . . . . . . . . . . . . . . . . . . . . . . . . . .   1
Shareholder Proposals . . . . . . . . . . . . . . . . . . . . . . . . .   1
Principal Stockholders and Security Ownership of Management . . . . . .   1
Nominees for Election as Directors. . . . . . . . . . . . . . . . . . .   3
Meetings of the Board of Directors and Information Regarding Committees   3
Compensation of Directors . . . . . . . . . . . . . . . . . . . . . . .   3
    General Compensation Discussion . . . . . . . . . . . . . . . . . .   3
    Summary Compensation. . . . . . . . . . . . . . . . . . . . . . . .   3
    Stock Option Grants and Aggregated Stock Option/SAR Exercises . . .   4
    Employment and Related Agreements . . . . . . . . . . . . . . . . .   4
Certain Relationships and Related Transactions. . . . . . . . . . . . .   4
Ratification of all Previous Acts . . . . . . . . . . . . . . . . . . .   5
Appointment of Independent Auditors for Fiscal 2006 . . . . . . . . . .   6
Amendment of the Articles of Incorporation. . . . . . . . . . . . . . .   7
    Purpose of the Reverse Stock Split. . . . . . . . . . . . . . . . .   7
    Effects of the Reverse Stock Split. . . . . . . . . . . . . . . . .   8
    Number of Holders . . . . . . . . . . . . . . . . . . . . . . . . .   9
    No Change in Company's Status or Business . . . . . . . . . . . . .   9
    Exchange of Stock Certificates. . . . . . . . . . . . . . . . . . .   9
    Certain U.S. Federal Income Tax Consequences. . . . . . . . . . . .  10
    Dissenter's Rights. . . . . . . . . . . . . . . . . . . . . . . . .  11
Changing of the Company Name. . . . . . . . . . . . . . . . . . . . . .  11
    Purpose of the Name Change. . . . . . . . . . . . . . . . . . . . .  11
    Effects of the Name Change. . . . . . . . . . . . . . . . . . . . .  11
Other Business. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Compliance with Section 16(a) of the Exchange Act . . . . . . . . . . .  12
Annual Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                               LIST OF APPENDICES

Appendix A - LegalPlay Entertainment Inc. Annual Report on Form 10-KSB  A-1

                          LEGALPLAY ENTERTAINMENT INC.
                          Suite 206, 388 Drake Street
                          Vancouver, British Columbia
                                 CANADA V6B 6A8

                     INFORMATION STATEMENT ON SCHEDULE 14C

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

This Information Statement is furnished by LegalPlay Entertainment Inc. (the "Company") in connection with the 2006 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on October 31, 2006 at 10:00 a.m. PST, at the Company's corporate headquarters, Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8. This Information Statement is initially being provided to shareholders on or about October 16, 2006.

At the meeting, the shareholders will vote to elect TWO (2) members to the board of directors; ratify all acts of the Directors and Officers of the Company, on it's behalf, since the last Annual General Meeting; to approve the appointment of the Company's independent public accountants, to approve changing the name of the company from LegalPlay Entertainment Inc. to Synthenol Inc. or Synthenol Energy Inc. and to transact any other business that may properly come before said meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of September 29, 2006 are entitled to notice of and to vote at the meeting. On that date, there were 36,575,000 common shares outstanding and entitled to vote.

With respect to the election of directors, the ratification of past acts, the appointment of the Company's public accountants and the company name change, all of the outstanding common shares are entitled to vote. Each common share counts as one vote.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

--------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission.

Shareholders may present proper proposals for inclusion in the Company's proxy or information statement and for consideration at the next annual meeting of its' shareholders by submitting their proposals to the Company in a timely manner. In order to be so considered for inclusion for the 2007 Annual Meeting, shareholder proposals must be received by the Company no later than April 30, 2007.

--------------------------------------------------------------------------------
PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares; (ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated. This table is calculated based upon 36,575,000 shares of Common Stock issued and outstanding. Except as otherwise indicated, the address of each shareholder is in care of the Company's address.

-------------------------------------------------------------------------
NAME AND ADDRESS                      NUMBER OF SHARES  PERCENTAGE OWNED
------------------------------------  ----------------  -----------------
CEDE & Company                              19,213,509             52.53%
P.O. Box 222
Bowling Green Station
New York, NY 10274
------------------------------------  ----------------  -----------------
Iris International Holdings Limited          2,500,000              6.84%
Neune Chambers
P.O. Box 905
Road Town Tortola, BVI
------------------------------------  ----------------  -----------------
PokerSoft Corporation                        3,000,000              8.20%
7 Abraham de Veerstraat
Curacao, Netherlands Antilles
------------------------------------  ----------------  -----------------
Uninet Technologies Inc.                     7,000,000             19.14%
Suite 206, 388 Drake Street
Vancouver, British Columbia
CANADA V6B 6A8
------------------------------------  ----------------  -----------------
Cecil Morris                                   650,000              1.78%
P.O. Box 1677
Plettenberg Bay, South Africa 6848
------------------------------------  ----------------  -----------------
John Page                                      250,000              0.68%
22 Upington Street
Villiersdorp, South Africa 6848
------------------------------------  ----------------  -----------------
All Executive Officers and Directors           900,000              2.46%
as a Group
-------------------------------------------------------------------------

No family relationships exist among any of the Directors or Officers.

--------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
--------------------------------------------------------------------------------

ITEM NO. 1 - ELECTION OF DIRECTORS

A board of TWO (2) directors is to be elected at the annual meeting, each director to hold office until the next annual meeting of shareholders and until the election and qualification of a successor director. If any named nominee becomes unavailable for election, the board may substitute another nominee.

On the following pages there is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held, and brief descriptions of their business experience. The ages of the directors set forth below are as of December 31, 2005.

CECIL MORRIS - Director since September 10, 2000
Mr. Morris, 75, is a retired, freelance business consultant based in Cape Town, South Africa with expertise in software programming and electronics development. Mr. Morris assisted a number of technology companies based in South Africa and internationally during his career and has served as a board member with us since September 10, 2000. On February 22nd 2005, Mr. Morris was elected as President of the Company.

JOHN PAGE - Director since February 22, 2005
Mr. Page, 77, has had extensive business experience in South Africa for the past 45 years. Before retiring in 2002, he operated his own business enterprises. Mr. Page has Board experience as a result of being on the Board of Directors for an international company.

VOTE REQUIRED
Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

THE MAJORITY OF THE VOTES CAST BY THE SHARES OUTSTANDING AND ENTITLED TO VOTE AT A MEETING, AT WHICH A QUORUM IS PRESENT, IS REQUIRED FOR THE ELECTION OF DIRECTORS. THE SHAREHOLDERS ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS DO NOT HAVE THE RIGHT TO CUMULATE THEIR VOTES. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES, NAMED ABOVE, TO THE BOARD OF DIRECTORS.

     FOR            AGAINST                ABSTAIN
        ------------        --------------

--------------------------------------------------------------------------------
MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES
--------------------------------------------------------------------------------

There currently are no committees of the Board of Directors. Given the current size of the Board of Directors and the current development stage of the Company, any committees, including a nomination, audit or compensation committee, would have only one or two members. The Board has deemed it appropriate, therefore, to have the Board act as a whole with respect to nomination, audit and compensation issues. In particular, all Directors participate in the consideration of director nominees.

The Board of Directors held FIFTEEN (15) official meetings in 2005, and directors discussed and decided upon many actions which were recorded in the Company's minutes and corporate resolutions and were duly filed in the Company's Minute Book.

--------------------------------------------------------------------------------
COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL COMPENSATION DISCUSSION
All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION
For the fiscal year ending December 31, 2005, December 31, 2004 and December 31, 2003 the directors of the Company were compensated as detailed in the table below.

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
                                                                              LONG TERM COMPENSATION
-------------------  -----------------------------------------------  --------------------------------------  ----------
                                     ANNUAL COMPENSATION                        AWARDS            PAYOUTS
-------------------  -----------------------------------------------  --------------------------  ----------  ----------
        (A)              (B)          (C)       (D)         (E)           (F)           (G)          (H)         (I)
-------------------  -----------  -----------  ------  -------------  ------------  ------------  ----------  ----------
NAME AND                YEAR      SALARY ($)   BONUS   OTHER ANNUAL    RESTRICTED    SECURITIES      LTIP     ALL OTHER
PRINCIPAL POSITION                              ($)    COMPENSATION      STOCK       UNDERLYING    PAYOUTS     COMPEN-
                                                            ($)          AWARDS      OPTIONS /       ($)      SATION ($)
                                                                                      SARS (#)
-------------------  -----------  -----------  ------  -------------  ------------  ------------  ----------  ----------
Cecil Morris,         12/31/2003  $    24,000       0              0             0             0           0           0
President and         12/31/2004  $     6,000       0              0             0             0           0           0
Director (1)          12/31/2005  $     6,000       0              0             0             0           0           0
-------------------  -----------  -----------  ------  -------------  ------------  ------------  ----------  ----------
John Page,            12/31/2005  $     6,000       0              0             0             0           0           0
Director (2)
-------------------  -----------  -----------  ------  -------------  ------------  ------------  ----------  ----------
Mark Glusing          12/31/2003            0       0              0  $     15,750  $    300,000           0           0
Former President      12/31/2004  $    86,427       0              0  $      1,110             0           0           0
and A/CFO (3)         12/31/2005  $    46,678       0              0             0             0           0           0
-------------------  -----------  -----------  ------  -------------  ------------  ------------  ----------  ----------
Gregory Cathcart      12/31/2004            0       0              0  $      1,000             0           0           0
Former President      12/31/2005            0       0              0                           0           0           0
and Director (4)
------------------------------------------------------------------------------------------------------------------------

1    Mr. Morris  was  appointed as a Director on September 10, 2000. On February
     22,  2005,  Mr.  Morris  was  elected  as  President  of  the  Company.

2    Mr. Page  was  appointed  as  a  Director  on  February  22,  2005.

3 Mr. Glusing was appointed as President on December 13, 2002. He resigned his position as President on December 29, 2004.

4 Mr. Cathcart was appointed as Director and President on December 29, 2004. He resigned as Director and President on February 22, 2005. Mr. Cathcart was granted 100,000 shares as a Bonus.

STOCK OPTION GRANTS AND AGGREGATED STOCK OPTION/SAR EXERCISES
The following table sets forth information with respect to grant the stock appreciation rights by the Company to executive officers during the year 2005.

------------------------------------------------------------------------------------
                          OPTION/SAR GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------
                 Number of    Percent of Total
                Securities      Options/SARS     Exercise or Base
    Name        Underlying       Granted to        Price ($/SH)     Expiration Date
               Options/SARS     Employees in
                Granted (#)      Fiscal Year
-------------  -------------  -----------------  -----------------  ----------------
     (a)             (b)              (c)                (d)               (e)
-------------  -------------  -----------------  -----------------  ----------------
Cecil Morris         NIL              NIL                NIL               N/A
-------------  -------------  -----------------  -----------------  ----------------
John Page            NIL              NIL                NIL               N/A
------------------------------------------------------------------------------------

NOTE: On December 30, 2004, the Board of Directors resolved to cancel all previously issued options and no options have been granted since then.

EMPLOYMENT AND RELATED AGREEMENTS
The Company does not have any employment or related agreements.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

No family relationships exist amongst any of the Directors.

--------------------------------------------------------------------------------
RATIFICATION OF ALL PREVIOUS ACTS
--------------------------------------------------------------------------------

ITEM NO. 2 - APPROVAL OF PAST DIRECTORS DECISIONS

The Company was incorporated in May 1989, in the State of Florida, and since the Company's last Annual General Meeting on September 9, 2003, the Directors and Officers have made a number of decisions, on the company's behalf. As this is the first Annual General Meeting since 2003, the Company requests ratification, confirmation and approval of all acts, deeds and proceedings, including but not limited to the following actions:

     (i) Acquired the source code, software application, databases and all other assets in relation to a system of horse handicapping, result prediction and race data management for US$20,000. The Company intends to market the software, on a subscription basis, from its horse racing portal online at www.DailyHorse.com.

     (ii) The Supreme Court of British Columbia notified the Company that it had succeeded in its Court Motion against Communication Services Inc. and LegalPlay could pursue its case against Communication Services Inc. in the Supreme Court of British Columbia.

     (iii) LegalPlay launched the PokerPass.com card room which is a traditional poker card room to be marketed directly to European poker players (they will not accept deposits from United States or Canadian citizens).

     (iv)      The Company entered into an Agreement with Uninet
               Technologies Inc. in regards to compensating Uninet for their services, in relation to the legal prosecution against Ala Corp and Communication Services Inc. The payment terms of the Agreement were as follows:

                    - For prosecuting the action against Ala Corp., Uninet will be entitled to a 50% ownership in the rights of the URL "www.poker.com". Therefore, entitling Uninet to receive 50% of all revenue received by LegalPlay Entertainment in using and/or re-licensing the URL to a third party.

                    - In the event LegalPlay Entertainment is unable to continue to contribute fees to the proposed legal action to recover the use of the URL "www.poker.com", the Company hereby agrees to assign NINETY per cent (90%) of their right, title and interest in and to the use of the URL to Uninet. In this regard, the Company irrevocably undertakes to allow Uninet to act for and/or present the Company in order to continue prosecuting the joint action against CSI and any other action that Uninet believes should be taken against Ala Corp. and/or CSI, for which costs Uninet will be responsible.

     (v) Accept the resignation of Mark Glusing as President and CEO and Keith Andrews as Director. Appoint Gregory Cathcart as a Director and President of the Corporation.

     (vi) Execute a "Shares for Debt Agreement" with creditors in the amount of 7,000,000 and 900,000 common shares at an exchange price of $0.01. The shares were issued under Rule 144 and contain a restrictive legend.

     (vii)     Terminate the services of Pannell Kerr Forster and hire
               Amisano Hanson, Chartered Accountants, as the Company's principal accountant.

     (viii) Accept the resignation of Gregory Cathcart as a Director and President and appoint Cecil Morris, an existing director, as President of the Company. Appoint Mr. John Page as a director of the Company.

     (ix) Entered into a Settlement Agreement with Ala Corp. and arranged a loan, with a third party, of US$10,000 as an advance against the pending Settlement Agreement.

     (x) Signed a Promissory Note confirming a financial obligation in the amount of CDN$33,000.00, due and payable to Pannell Kerr Forster, Chartered Accountants for services rendered.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION, CONFIRMATION AND APPROVAL OF ALL ACTS, DEEDS AND PROCEEDINGS UNDERTAKEN BY THE BOARD OF DIRECTORS, ON THE COMPANY'S BEHALF, SINCE NETCO'S INCEPTION.

     FOR            AGAINST                ABSTAIN
        ------------        --------------        ----------------

--------------------------------------------------------------------------------
APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 2006
--------------------------------------------------------------------------------

ITEM NO. 3 - APPOINTMENT OF AUDITORS

Amisano Hanson, Independent Certified Public Accountants, have served as the Company's independent auditors since the period ending December 31 2004. The Board of Directors wishes to terminate the services of their principal accountant, Amisano Hanson, Chartered Accountants, of Vancouver, Canada and hire the accounting firm, Dale Matheson, Carr-Hilton Labonte, Chartered Accountants as the Company's independent auditor for the fiscal year ending December 31, 2006, at a remuneration to be fixed by the Directors. No representative of Amisano Hanson or Dale Matheson, Carr-Hilton Labonte is expected to be present at the Annual Meeting.

The decision to change the Company's certified accountant has nothing to do with the performance of Amisano Hanson. Amisano Hanson's report in the 2004 and 2005 Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

LegalPlay has not had any disagreements with Amisano Hanson, either resolved or unresolved from the Company's inception through to the last audited financial statements at December 31, 2005 nor during the interim period from January 1 2006 to September 15 2006. The Company and Amisano Hanson did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Amisano Hanon's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

ACCOUNTING FEES
The following table presents fees for the professional audit services rendered by Amisano Hanson for the audit of the Company's annual financial statements for fiscal 2005 and 2004 and fees billed for other services rendered by Amisano Hanson during that period.

                        --------------------------------
                                           2005     2004
                        --------------  -------  -------
                        Audit fees      $37,985  $20,000
                        --------------  -------  -------
                        All other fees        0        0
                        --------------  -------  -------
                        Total fees      $37,985  $20,000
                        --------------------------------

Prior to Amisano Hanson serving as the Company's auditor, the accounting firm, Pannell Kerr Forster, provided LegalPlay with professional audit services for the fiscal years ending December 2000 through to December 2003.

The following table presents fees for Pannel Kerr Forster's accounting services and audit of the Company's annual financial statements for fiscal 2003 and 2002 and fees billed for other services rendered by Pannell Kerr Forster during that period.

The table also includes auditing fees paid in 2004 to Pannel Kerr Forster that relate to the annual financial statements and review of financial statements included in our Form 10-QSB or 10-KSB for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

                    -----------------------------------------
                                       2004     2003     2002
                    --------------  -------  -------  -------
                    Audit fees      $17,084  $13,361  $13,389
                    --------------  -------  -------  -------
                    All other fees        0        0  $   525
                    --------------  -------  -------  -------
                    Total fees      $17,084  $13,361  $13,914
                    -----------------------------------------

The Company incurred no aggregate fees billed for services rendered by the Principal Accountants other than the services covered under "Audit Fees" in this section.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF DALE MATHESON, CARR-HILTON LABONTE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

     FOR            AGAINST                ABSTAIN
        ------------        --------------        ----------------

--------------------------------------------------------------------------------
AMENDMENT OF THE ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

ITEM NO. 4 - REVERSE SPLIT (50:1)

The Company's Articles of Incorporation currently provide that the Company is authorized to issue 100,000,000 shares of its common stock with a par value of $0.01 per share and 5,000,000 shares of preferred stock with a par value of $0.01 per share.

On October 31, 2006, the Company's Board of Directors will authorize the adoption of the ONE (1) for FIFTY (50) (1:50) reverse split whereby the record owners of the Company's Common Stock, as of the close of business on the Effective Date, shall, after the Effective Date, own ONE (1) share of Common Stock ("New Common Stock") for every FIFTY (50) shares of Common Stock held by them as of the close of business on the Effective Date. In addition, the Company will maintain the number of authorized post split shares of common stock at 100,000,000 common shares and 5,000,000 shares of preferred stock both with a par value of $0.01 per share. Under this proposed amendment, the first paragraph of Article III of the Company's Articles of Incorporation would remain the same and read as follows:

     The capital stock of this corporation shall consist of 100,000,000 shares of common stock having a par value of $0.01 per share, and 5,000,000 shares of preferred stock having a par value of $0.01 per share.

PURPOSE OF THE REVERSE STOCK SPLIT

The Company believes that the current per share price of the Company's Common Stock negatively impacts the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders and the Company's potential ability to raise capital by issuing new shares. The Company believes that the reasons summarized below largely account for such effects.

Most brokerage firms do not permit lower-priced securities to be purchased on margin or used as collateral for margin accounts. Certain policies and practices of the securities industry, such as time-consuming procedures that make the handling of lower-priced securities economically unattractive, may tend to discourage individual brokers within those firms from dealing in lower-priced securities. Moreover, the brokerage commission on the purchase or sale of a lower-priced stock may represent a higher percentage of the price than the brokerage commission on a higher-priced stock. For the foregoing, many brokerage firms and institutional investors are reluctant to recommend lower-priced securities to their clients or to hold them in their own portfolios. For these reasons, the Company believes that the low per share price of the Company's Common Stock has the effect of limiting the effective marketability of the Common Stock and other negative consequences for the Company and its stockholders. The proposed Reverse Stock Split could result in a price level for the Common Stock that would reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock.

By decreasing the number of shares of the Company's Common Stock outstanding without altering the aggregate economic interest in the Company represented by the shares, the Company believes that the market price of the Common Stock will increase over time to a more appropriate price; however, there can be no assurance that this will occur. The new Common Stock will continue to be traded on the OTC.BB after the Reverse Stock Split.

The Company believes that the decrease in the number of shares of Common Stock outstanding and the anticipated increased price level as a consequence of the Reverse Stock Split will encourage greater interest in the Company by the financial community and investing public. THERE CAN BE NO ASSURANCE, HOWEVER, THAT THE FOREGOING EFFECTS WILL OCCUR; THAT THE INCREASE IN THE MARKET PRICE OF THE COMPANY'S COMMON STOCK IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT WILL BE SUSTAINED; OR THAT THE MARKET PRICE WILL EVER RISE TO A PRICE APPROXIMATING FIFTY TIMES THE MARKET PRICE PRIOR TO THE REVERSE STOCK SPLIT.

EFFECTS OF THE REVERSE STOCK SPLIT
----------------------------------

The Reverse Stock Split will not affect any stockholder's proportionate equity interest in the Company, except for negligible amounts resulting from the rounding up of fractional shares. Any fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. As such, there will be no fractional shares following the Reverse Stock Split. The Company does not expect the number of shares of New Common Stock to be issued in connection with rounding up such fractional shares to be material. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The Company does not anticipate that the Reverse Stock Split will cause the number of holders of record or beneficial owners of Common Stock to materially change.

The par value of the New Common Stock will remain at $0.01 per share following the Reverse Stock Split and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company's total stockholders' equity.

The Company believes that, by decreasing the number of outstanding shares of Common Stock without altering the aggregate economic interest in the Company represented by such outstanding shares, the market price per share of outstanding Common Stock will increase.

After the Reverse Stock Split, approximately 731,500 shares of Common Stock will be issued and outstanding. The balance of 99,268,500 common shares will be available for further issuance by the Board of Directors without further action by the stockholders, subject to applicable law.

Stockholders should note that certain disadvantages may result from the Reverse Stock Split. The number of outstanding shares of Common Stock will be decreased as a result of the Reverse Stock Split. The Company will therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain stockholder approval to authorize additional shares. Any such additional issuance may have the effect of reducing the interest of the existing stockholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

The following table represents the effect of the Reverse Stock Split on the number of shares of Common Stock outstanding and the number of authorized but unissued shares of Common Stock available for future issuance:

---------------------------------------------------------------------------
                                      COMMON STOCK       COMMON STOCK
                                      OUTSTANDING   AVAILABLE FOR ISSUANCE
------------------------------------  ------------  -----------------------
Prior to the Reverse Stock Split (1)    36,575,000        63,425,000
------------------------------------  ------------  -----------------------
After the Reverse Stock Split              731,500         99,268,500 (2)
---------------------------------------------------------------------------

(1)  As of the Record Date.

(2) Represents the total number of shares of Common Stock available for issuance after the Reverse Stock Split, but without taking into account any changes resulting from rounding up of fractional shares.

NUMBER OF HOLDERS
-----------------

As of the Record Date, there were 46 holders of record of outstanding Common Stock. The Company does not anticipate that the Reverse Stock Split will cause the number of holders of record or beneficial owners of Common Stock to materially change.

NO CHANGE IN COMPANY'S STATUS OR BUSINESS
-----------------------------------------

The Company does not anticipate any change in its status as a reporting company for federal securities law purposes as a result of the Reverse Stock Split. The Company's business, and the location of its principal executive offices, will remain the same after the Reverse Stock Split.

EXCHANGE OF STOCK CERTIFICATES
------------------------------

The Reverse Stock Split will occur on the close of business on the Effective Date without any further action on the part of stockholders of the Company and without regard to the date or dates on which certificates representing shares of outstanding Common Stock are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common Stock that the stockholder is entitled to receive as a consequence of the Reverse Stock Split. After the Effective Date, each certificate representing shares of outstanding Common Stock will be deemed to represent a number of shares of New Common Stock equal to one-fiftieth of the number of shares stated on the certificate. No fractional shares of New Common Stock will be issued. If the conversion shall result in a fraction of a share, then the Company will round up such fraction of a share and the holder shall be entitled to receive a whole share for such fraction.

As soon as practicable following the Effective Date, the Company will provide a transmittal form that each stockholder of record on the Effective Date should use to transmit certificates representing shares of outstanding Common Stock ("Old Certificates") for exchange or transfer to Interwest Transfer Company, Inc. (the "Transfer Agent"), 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117, Attention: Legal Play Entertainment Inc. Transfer Agent, telephone number: 801-272-9294. The transmittal form contains instructions for the surrender of Old Certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new certificates will be issued to a until such stockholder has surrendered its Old Certificates together with a properly completed and executed transmittal form to the Transfer Agent.

Upon proper completion and execution of the transmittal form and its return to the Transfer Agent together with a stockholder's Old Certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of New Common Stock into which the shares of Common Stock represented by the Old Certificates are being converted as a result of the Reverse Stock Split. Until surrendered to the Transfer Agent, Old Certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their Old Certificates to the Transfer Agent until after receiving instructions from the Transfer Agent following the Effective Date. Old Certificates surrendered after the Effective Date will be replaced by certificates representing shares of New Common Stock as soon as practicable after such surrender. Stockholders whose shares are held in brokerage accounts or in a street name need not submit old certificates for exchange as those shares will automatically reflect the new share amount based on the Reverse Stock Split. No service charge will be payable by holders of shares of outstanding Common Stock in connection with the exchange of shares, and the Company will pay for all expenses of the exchange and issuance of new certificates.

Old Certificates that contain a restrictive legend will be exchanged for new certificates representing New Common Stock with the same restrictive legend. As applicable, the time period during which a stockholder has held the outstanding Common Stock will be included in the time period during which such stockholder actually holds the New Common Stock received in exchange for such outstanding Common Stock for the purposes of determining the term of the restrictive period applicable to the New Common Stock.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
-----------------------------------------------------

The following is a summary of certain material United States federal income tax consequences of the transactions herein contemplated and does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the transactions herein contemplated and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the transactions herein contemplated may vary significantly as to each stockholder, depending upon the state in which he or she resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities and holders that received their shares in the Company as compensation for services. The discussion herein is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary applies to holders of the outstanding Common Stock (and the New Common Stock when issued), who hold such stock as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the specific tax consequences of the transactions herein contemplated by such stockholder.

No gain or loss should be recognized by a stockholder upon the transactions herein contemplated. The aggregate tax basis of the New Common Stock received in the Reverse Stock Split will be the same as the stockholder's aggregate tax basis in the outstanding Common Stock exchanged therefore. The stockholder's holding period for the New Common Stock will include the period during which the stockholder held the outstanding Common Stock surrendered in the Reverse Stock Split.

The Company's view regarding the tax consequences of the transactions herein contemplated is not binding on the Internal Revenue Service (the "IRS") or the courts. Accordingly, the IRS or a court may disagree with some or all of the conclusions reached herein regarding the United States federal income tax consequences of the transactions herein contemplated.

THE DISCUSSION SET FORTH ABOVE CONCERNING CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTIONS HEREIN CONTEMPLATED IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM WHICH COULD RESULT FROM THE TRANSACTIONS HEREIN CONTEMPLATED.

ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR PURPOSES OF AVOIDING ANY PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE. IN ADDITION, ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING BY OR TO ANOTHER PARTY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

DISSENTERS' RIGHTS
------------------

Stockholders of the Company have no right under Section 607.10025 of the 2006 Florida Statues, the Company's Certificate of Incorporation, as amended, or the Company's Bylaws to exercise dissenters' rights of appraisal with respect to the Reverse Stock Split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A REVERSE SPLIT OF 50:1

     FOR            AGAINST                ABSTAIN
        ------------        --------------        ----------------

--------------------------------------------------------------------------------
ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

ITEM NO. 5 - CHANGING OF THE COMPANY NAME

PURPOSE OF THE NAME CHANGE
--------------------------

With the current negative attitude of the United States government to on-line poker, the Company is looking for alternative business interests and proposes to enter the alternative fuel sector by securing sugar cane feedstock in South America and/or South Africa to process into ethanol. The ethanol is then used as an additive to gasoline for the automobile industry. The process uses proven technology and the Company believes it can raise capital for such a venture, subject to a reverse split and increase in stock price. The Company proposes to change its name to "Synthenol Inc." or "Synthenol Energy Inc." or such other name as approved by the Secretary of State of Florida.

EFFECTS OF THE NAME CHANGE
--------------------------

Changing the Company's name will not have any effect on the Company's corporate status, the rights of stockholders or the transferability of outstanding shares. Following the Name Change, outstanding stock certificates bearing the name "LegalPlay Entertainment Inc." will continue to be valid and represent shares of Common Stock of "Synthenol Inc." or "Synthenol Energy Inc." or such other name as approved by the Secretary of State of Florida. In the future, following the effectiveness of the Name Change, new stock certificates will be issued (on surrender) bearing the Company's new name, but this will not affect the validity of outstanding stock certificates.

Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Articles of Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. Accordingly, promptly following the expiration of such 20-day period, the Company intends to file the Articles of Amendment with the Florida Secretary of State, which will become effective on the date of such filing (the "Effective Date").

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE CHANGING THE NAME OF THE COMPANY FROM LEGALPLAY ENTERTAINMENT INC. TO SYNTHENOL INC. OR SUCH OTHER NAME, AS APPROVED BY LOCAL AUTHORITIES.

     FOR            AGAINST                ABSTAIN
        ------------        --------------        ----------------

--------------------------------------------------------------------------------
OTHER BUSINESS
--------------------------------------------------------------------------------

ITEM NO. 6 - TRANSACT OTHER BUSINESS

To transact such other business as may properly be brought before the meeting or any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 8.

     FOR            AGAINST                ABSTAIN
        ------------        --------------        ----------------

--------------------------------------------------------------------------------
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on Company management's review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") for the Company's most recent fiscal year (the fiscal year ending December 31, 2005), all current officers and directors of the Company appear to be in compliance with Section 16(a).

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, Quarterly Report on Form10-QSB for the period ended March 31, 2005, Quarterly Report on Form 10-QSB for the period ended June 30, 2005 and Quarterly Report on Form 10Q-SB for the period ended September 30, 2005 are each incorporated by reference into this Information Statement. Additional copies of this Information Statement and/or the Annual Report, as well as copies of the Quarterly Report may be obtained without charge, upon written request, to LegalPlay Entertainment Inc., Suite 206, 388 Drake Street, Vancouver, British Columbia CANADA V6B 6A8 or on the Internet at www.sec.gov from the SEC's EDGAR database.


BY ORDER OF THE BOARD OF DIRECTORS


Cecil Morris
President
October 16, 2006

                                                                      APPENDIX A

                          LegalPlay Entertainment Inc.

                                ANNUAL REPORT on
                                  FORM 10-KSB

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  FORM 10-KSB


[X]  ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
     1934

     For the fiscal year ended: DECEMBER 31, 2005

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from________________ to ________________


                         LEGALPLAY ENTERTAINMENT INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                     000-29219             98-0199508
-------------------------------    -----------------    ---------------------
(State or other jurisdiction of    (Commission File        (IRS Employer
 incorporation or organization)          Number)         Identification No.)


           Suite 206, 388 Drake                              V6B 6A8
     Vancouver, British Columbia, Canada
-----------------------------------------------    -----------------------------
   (Address of principal executive offices)                 (Zip Code)


         Issuer's telephone number                        (604) 648-2090
           (including area code)
                                    ---------

                Address                                      V6E 3Z3
  201-1166 Alberni Street Vancouver, British
            Columbia, Canada
-----------------------------------------------    -----------------------------
(Former name, former address and former                     (Zip Code)
fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:     None


                                                                        Page A-1

Securities registered pursuant to Section 12(g) of the Act:     Common Stock

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]     No [ ]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 or Regulation S-B is not contained herein, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes [ ]     No [X]

Revenues for the year ended December 31, 2005 were $0.00.

The aggregate value of the issuer's common stock held by non-affiliates (assuming that the issuer's only affiliates are its' directors, officers and 10% or greater stockholders) of the issuer as of December 31, 2005 was US$28,720 based upon the closing bid price of $0.004 per share of common stock on that date as reported by the NASD [Pink Sheets]. The issuer resumed trading on NASD OTC Bulletin Board under the symbol "LPLE" as of March 20, 2006.

REGISTRANTS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PAST FIVE YEARS

                                Not applicable.


                   (APPLICABLE ONLY TO CORPORATE REGISTRANTS)

Indicate the number of shares outstanding of each of the registrant's classes of common equity, as of the latest practicable date:

March 28, 2006  - 34,075,000 Common Shares.


                       DOCUMENTS INCORPORATED BY REFERENCE

A description of "Documents Incorporated by Reference" is contained in Item 13 of this Report.

Transitional Small Business Disclosure Format     Yes [X]     No [ ]


                    NOTE REGARDING FORWARD LOOKING STATEMENTS

This annual report on Form 10-KSB ("Report") contains statements that may contain forward-looking statements, concerning our future operations and planned future acquisitions and other matters and we intend that such forward-looking statements be subject to the safe harbors for such statements. Any statements that involve discussions with respect to predictions, expectations, belief, plans, projections, objectives, assumptions or future events or performance (often, but not always, using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "might", or "will" be taken to occur or be achieved) are not statements of historical fact and may be "forward looking statements". These forward-looking statements include statements relating to, among other things, our ability to continue to successfully compete in our markets.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Such forward-looking statements are based on our beliefs and estimates of management as well as on assumptions made by and information currently available to the registrant at the time such statements were made. Forward looking statements are subject to a variety of risks and


                                                                        Page A-2
uncertainties which could cause actual events or results to differ from those reflected in the forward looking statements, including, without limitation, the failure to obtain adequate financing on a timely basis and other risks and uncertainties. Actual results could differ materially from those projected in the forward-looking statements, either as a result of the matters set forth or incorporated in this Report generally and certain economic and business factors, some of which may be beyond our control.

These factors include, among others, the risk factors discussed in the section entitled "risk factors." We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


                                                                        Page A-3

                  LEGALPLAY ENTERTAINMENT INC. (THE "COMPANY")

                                   FORM 10-KSB
                                TABLE OF CONTENTS


Item 1.   DESCRIPTION OF BUSINESS                                           1

Item 2.   DESCRIPTION OF PROPERTY                                           9

Item 3.   LEGAL PROCEEDINGS                                                10

Item 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS              11

Item 5.   MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS         12

Item 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION        13

Item 7.   FINANCIAL STATEMENTS                                             15

Item 8.   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
          FINANCIAL DISCLOSURE                                             37

Item 8a.  CONTROLS AND PROCEDURES                                          37

Item 8b.  OTHER INFORMATION                                                38

Item 9.   DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
          COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT                38

Item 10.  EXECUTIVE COMPENSATION                                           39

Item 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
          MANAGEMENTAND RELATED STOCKHOLDER MATTERS                        41

Item 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                   42

Item 13.  INDEX TO EXHIBITS                                                44

Item 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES                           44


                                                                        Page A-4

                                     PART I

ITEM 1.     DESCRIPTION OF BUSINESS

BUSINESS DEVELOPMENT

We were incorporated in Florida on May 3, 1989 as Sparta Ventures Corp. In 1998 we entered into an agreement with Thermal Ablation Technologies Canada Inc., which had developed a thermal balloon ablation system to eliminate dysfunctional uterine bleeding. Our obligation was to raise $3 million to pursue the development of a prototype unit. As a result of this agreement, we changed our name to Thermal Ablation Technology Corporation on October 8, 1998. We raised $150,000 on a private placement basis, which was invested into the development of the prototype but we were unable to raise any further capital and as a result, the deal collapsed. After several months of unsuccessful operations, Thermal was abandoned and we were reclassified as a development stage enterprise in 1998. We retained a 6% interest in Thermal Ablation Technologies Canada Inc. with no further obligation.

In June 1999, our directors undertook to restructure the company by agreeing in principal to sublicense the URL, www.poker.com, from Uninet Technology Inc. ("Uninet"), and undertook the development of an on-line Internet gaming marketing company. Uninet was in the process of negotiating a license of the URL from Ala Corp. on the basis that the rights to the URL would be sub-licensed to us immediately. We appointed one of Uninet's directors to our board and on July 9, 1999, we entered into a sub-license Agreement with Uninet and began our research in to the acquisition of a casino and/or poker software license.

The terms of our agreement with Uninet included paying to Ala Corp. $100,000 and issuing to it 750,000 shares of our common stock as an initial fee plus pay an on-going royalty of 4 % of our gross revenue to Ala Corp. Half of the 750,000 shares referred to above were issued to two of our directors, one of whom was, at the time, also a director of Uninet. Pursuant to our sub-license agreement with Uninet, we acquired the exclusive worldwide rights to market the www.poker.com URL until the year 2098. In addition, the title to the URL transfers to us free and clear of all encumbrances when the cumulative on-going royalties paid to Ala Corp. exceeds $1 million.

In August 1999, we entered into a one-year non-exclusive license agreement with ASF Software Inc. of Belize. ASF agreed to license to us certain multi-player poker software with the specific provision that we would then sub-license the software to third parties. The terms of the license with ASF included payment of $135,000 plus an on-going royalty of 20% of the rake. The agreement was automatically renewed for one-year periods and either party could terminate the agreement with 90 days notice to the other party. In addition, ASF's associated company would provide credit card processing for a fee of 5.75%.

On August 10, 1999, we changed our name to Poker.com, Inc. and on August 19, 1999, our common stock became quoted on the NASD OTC Bulletin Board under the symbol 'PKER'.

As our business was to market and resell gaming licenses (as opposed to operating casinos or card rooms), in August 1999, we entered into an agreement with Antico Holdings S.A. ("Antico") a Costa Rican company whereby we granted Antico exclusive worldwide rights to use the URL wwe.poker.com for operating casino and/or card rooms, in consideration of $200,000. We retained all other rights to the URL for developing the web site as a portal, for advertising, marketing the Antico card-room, marketing casinos, marketing card rooms and other gaming software.

Pursuant to our agreement with Antico, we earned a marketing fee of 20% of all deposits made to Antico's poker card room by players who log in to play poker and use their credit cards or send wire transfers to deposit funds to play poker.

In September 1999, we raised $500,000 on a private placement basis to fund the development of our business model, namely creating www.poker.com as a gaming portal, selling software program sub-licenses and casino links for online gaming, marketing and selling banner advertising on our portal.


                                                                        Page A-5

On November 29, 1999, our subsidiary, Casino Marketing S.A., purchased a Master Sub-License Agreement from Gamingtech Corporation (a subsidiary of Chartwell Technologies Inc., which developed a suite of 18 casino games). We paid Gamingtech $100,000 for the non-exclusive worldwide rights to sell Gamingtech's casino software program licenses. Our agreement with Gamingtech enabled us to:

     a) sell independent casino software program sub-licenses for up to $75,000 plus a gross royalty fee of up to 35% of monthly net operating profit. This independent sub-license will enable the purchaser to use the licensor's proprietary software; and,

     b) sell dependant sub-license casino 'links' for up to $35,000 plus a gross royalty fee of between 35% and up to 65% of the sub-licensees net monthly revenue. In this situation the dependant sub-licensee is linked into an independent sub-licensees proprietary software and does not have its own proprietary software

In December 1999, we raised a further $360,000 on a private placement basis for general working capital.

On January 10, 2000, we sold one of Gamingtech's independent casino sub-licenses to Antico for $50,000 with the understanding that Antico would assist us in providing technical and administrative services from Costa Rica to our casino sub-licensees. Antico would pay us 35% of the net profits generated from their casino, known as Visual Casino. Antico will earn from web masters who purchase links to Visual Casino from us, a 3% administration fee. Visual Casino will provide the webmaster virtual time statistics on who is playing, how much has been deposited and how much has been won by the players.

We realized by late December 1999 that the ASF software was outdated and ASF was refusing to update the software. We decided to find a new provider and in February 2000, we entered into a contract with TransNet International S.A. ("TransNet") with a view to providing us with a new generation poker software license for a term of 50 years. We paid $30,000 to TransNet and an on-going royalty payment of 20% of the rake from the use of the software plus a fee of $50,000 for every master license we sold. The software was delivered to us in August of 2000 and since that time we sold master card room licenses and sub-licenses. Antico agreed to accept the new software program in place of the ASF software despite the problems in change over.

After notice was given to ASF of cancellation of the master license agreement, ASF instructed Credit Card Processing of Belize to hold back payments which resulted in Antico not being paid the 15% hold backs and its' inability to pay us royalty payments. Antico agreed to assign the withholding payments to ensure that we receive the outstanding royalty fees due.

By mid 2000, we realized that the Gamingtech software was badly constructed and Gamingtech was unable to upgrade it's system. As a result, on September 14, 2000, the Company purchased a casino software license from Starnet Systems International Inc. in return for $100,000 in advertising and monthly fees based on a percentage of net monthly revenue. We then cancelled our agreement with Gamingtech.

By December 2000, we had launched two Starnet Casino websites.

In July 2001, we launched a poker affiliate software program, which enabled sub-licensees to offer webmasters the ability to earn fees by directing traffic to a poker.com poker room. Features of the affiliate program included no investment and no risk to the webmasters, real-time statistics, accumulated bad beat jackpot, and 24/7 technical and customer support.

We offered alternative casino software to our customers in July 2001 when we entered into a strategic relationship with Trimon Software Systems Inc. Trimon offered: baccarat, black jack, craps, Caribbean poker, let-it-ride poker, pai-gow poker, American roulette, slot machine and video poker. The Trimon software enabled our casino owner/operators to extend their poker and casino games into the wireless and closed circuit areas through WAP (wireless application protocol), casino-on-tv and casino kiosk.

In September 2001 we sold a Poker master license to Microgaming Systems Ltd. (a South African/UK Company and one of the largest casino licensors on the Internet) to market on-line multi-player poker software


                                                                        Page A-6
sublicenses. Microgaming's intention was to provide all their casino licensees with a poker card room sublicense. We would earn a licensing fee for each sublicense sold plus a monthly royalty fee.

In November 2001, we entered into an agreement with Focusnet Capital Inc. and Pyramid Casino to provide a master poker card room.

On November 30, 2001, our subsidiary, Casino Marketing S.A., amended its original agreement with TransNet whereby the fee payable was reduced as follows:

     (i) a $50,000 license fee was payable provided Casino Marketing sold a master license for $100,000 or more;

     (ii) if sold for under $100,000 the fee would be reduced to 40%.

TransNet also agreed to provide Casino Marketing with a new software program to enable Casino Marketing to sell sub-licenses for not less than $50,000. TransNet was to receive a fee of $20,000 for each sub-license sold. It was further agreed that the royalty fee payable to TransNet would be reduced to 50% of the royalties that Casino Marketing received from sub-licensees rather than 20% of the rake.

Our strategy in 2002 was to continue to acquire master licenses from software developers to resell their software programs to earn licensing fees and royalty fees as opposed to developing our own proprietary software, which requires substantial capital and human resources. Our experience determined that some software developers lack the marketing expertise to take advantage of the market potential for selling sub-licenses. The software developers themselves also recognized the fact that the more licenses they sell, directly or indirectly, the greater their royalty revenue. We were able to acquire master sub-licensing contracts from software developers and offered software development from Trimon Software System Inc.; Starnet Systems International Inc. and TransNet International Gaming S.A.

During 2002 we continued marketing casino and poker licenses. In or about mid-2002, we recognized some major shortcomings of our marketing efforts. Our costs of sales were extraordinarily high and did not justify the overhead expenses. A second fundamental issue was that sales were being made to unqualified buyers, which resulted in buyer dissatisfaction and eventual cancellation, which impacted our credibility and financial performance. Because our licensees who acquired the software from us were unqualified to operate on-line games, we would receive a licensing fee but the operator was destined to fail. As a result, we restructured our selling activities and reduced the number of our employees.

Also during 2002, legislation was introduced to the United States Congress to prohibit on-line gaming. We felt it would be prudent to focus the resources of our business on developing an on-line skill based poker system. In early 2003, we were able to acquire the rights to a provisional patent for the method of determining skill in a tournament setting and undertook to realize the technology in an on-line environment.

On February 12, 2003 we acquired the rights, title and interest in a skill-based method of playing poker online known as Skill Poker. Skill Poker was invented by Randy Peterson, a retired Vancouver police detective who sold it to Blue Diamond International Capital ("Blue Diamond"). The provisional patent application covering the method of playing Skill Poker was acquired by us from Blue Diamond for $50,000 in cash and through the issuance of 3,000,000 common shares issued in accordance with Regulation S of the Securities Act of 1933 (based on the closing market price of $0.035 on the date of issue for a total cost of $105,000). On-going consideration payable to Blue Diamond included a monthly minimum payment of $3,500 or 4% of the gross revenue earned through the operation of Skill Poker, whichever was the greater. In the event that we further licensed the technology to a third party, Blue Diamond would also receive 20% of any initial license fee and 4% of the gross revenue of any such licensee. The provisional patent application, the related trademarks and the operations of Skill Poker were conducted through a wholly owned Washington State subsidiary, Skill Poker.com Inc., which was incorporated in February of 2003.


                                                                        Page A-7

In March 2004, SkillPoker and Blue Diamond entered into an Addendum to the original Agreement, whereby they agreed to amend the minimum monthly payment from SkillPoker to Blue Diamond from US$3,500 to US$2,500 per month, for a period of six months commencing on March 1 2004.

In consideration for the reduction of the monthly payment, the Company agreed to pay Blue Diamond US$6,000 in common stock, issued in accordance with Rule 144 based on a 30 day trading average price from the date of the Addendum.

Skill Poker is a skill-based method of playing poker online which removes the elements of chance. The legality as a skill-based game was opined upon by I. Nelson Rose, a professor of law at Whittier University in California. Dr. Rose has represented the U.S and Canadian governments in addition to state and provincial governments and many commercial gaming operators. Skill Poker.com Inc. earns its' revenue through the operation of skill based poker tournaments online whereby players enter tournaments paying a buy in and a tournament fee. Skill Poker.com Inc. earns only the tournament fee and does not participate in the buy in. The legality or illegality of the Skill Poker system with respect to U.S or Canadian gaming regulations can not be determined considering the fact that the system has not been challenged in a court of law. It is, however, widely considered that games of skill are different from games of chance and therefore are not considered gambling by regulatory bodies.

In order to create the system online, we required poker software and on March 31, 2003 acquired a license to the source code of proprietary software owned by Pokersoft Corporation A.V.V. ("PokerSoft") The license included the development of the Skill Poker system incorporating the claims as set forth in the provisional patent application. The system, which has been developed, is proprietary to Skill Poker and cannot be used by any third parties without prior consent or license from Skill Poker.com Inc., which includes both the software operating Skill Poker and the provisional patent application. Consideration payable to Pokersoft included $30,000 in cash and the issuance of 3,000,000 shares issued in accordance with Regulation S of the Securities Act of 1933 (based on the closing market price of $0.018 on the date of issue for a total cost of $54,000). Ongoing consideration payable to Pokersoft includes a monthly minimum of $3,000 or 15% of the gross tournament fees earned by Skill Poker, whichever the greater. The development cost of the system will be paid in addition to the above.

On September 17, 2003, our wholly owned subsidiary, SkillPoker.com, Inc. officially launched a beta for SkillPoker tournaments on www.SkillPoker.com, the first skill based poker site in North America. On November 15, 2003, our wholly owned subsidiary, SkillPoker.com officially released the real money, pay-for-play version for SkillPoker tournaments on www.SkillPoker.com. In 2003, we generated marginal revenues from the patent pending SkillPoker system. It became apparent that even though the Skill Poker was a legal way of playing Poker on line there was no incentive for players that were playing on "illegal" sites to change over to skill poker. LegalPlay came to the conclusion that the business model would not succeed until the U.S Government outlawed all on-line gaming which is logistically almost impossible to achieve.

On September 15 2003, we changed our name to LegalPlay Entertainment, Inc. in accordance with shareholder approval received at the Annual General Meeting held September 9, 2003. On September 17, 2003, our common stock symbol changed to 'LPLE' on the NASD OTC Bulletin Board.

On January 6, 2004, we issued 605,000 options under the terms of the 1998 Combined Incentive and Nonqualified Stock Option Plan to employees, officers and directors. These stock options have no vesting provision, with the exercise price at $0.11 and will expire in two years from the date of issue. On the date of the grant, the market price of the stock was equal to the exercise price.

On January 23, 2004, we entered into a letter of intent with GamblingVision Group Inc. whereby GamblingVision will, subject to the conditions of closing, merge with a subsidiary corporation of LegalPlay.

Following our due diligence period, we announced on March 31, 2004 that we would not be completing the transaction to acquire GamblingVision Group Inc. due to our findings that the technology was too premature and was not an immediate fit with our core business of gaming relating products which do not contravene gaming regulations.


                                                                        Page A-8

On June 1, 2004, PokerSoft sent a demand letter to SkillPoker regarding the lack of payment of the May 2004 invoice in the amount of US$3,000. The outstanding payment was not made to PokerSoft within the ten days stipulated in their demand letter. On June 15, 2004, SkillPoker received a subsequent letter from PokerSoft giving them notice that, effective immediately, they were terminating the License Agreement, as per Clause 7(a) of the contract.

On February 8, 2005, the Company's Board of Directors resolved to terminate the services of Pannell Kerr Forster Chartered Accountants to perform the audit of the Corporation's 2004 financial statements. This decision is in no way based on Pannell Kerr Forster's performance or services provided to date.
The firm of Amisano Hanson Chartered Accountants has been retained to audit the Corporation's 2004 financial statements. The Company will continue to use the services of Amisano Hanson until resolved otherwise.

On February 16, 2005, the Company made the necessary regulatory filings with the U.S. Securities and Exchange Commission in regards to their change in auditor.

The company filed a Form 15-12(g) with the United States Securities and Exchange Commission ("SEC") on March 18, 2005, terminating their obligations as a reporting issuer. At that time, the Company did not have the financial resources to pay the accounting or legal fees which were necessary to complete the regulatory filings for the SEC. As a result of this filing, the company was no longer listed on the OTC-BB and became listed on the Pink Sheets under the trading symbol, LPLE.PK.

In April 2005, the Company and SkillPoker were in default under the terms and conditions of the Blue Diamond Agreement who gave written notice to cancel the Agreement and take back the assignment of the inventions.

On April 14, 2005, the parties entered into an Assignment Agreement, where in consideration of the sum of $1.00, SkillPoker assigned to Blue Diamond the inventions and patents known as:

         --------------  -------------  ------------
          Country        Serial Number  Filing Date
         --------------  -------------  ------------
          United States  60/393,736     July 8, 2002
         --------------  -------------  ------------
          United States  10/614,752     July 8, 2003
         --------------  -------------  ------------

In October, 2001, the Company's wholly-owned subsidiary, Casino Marketing S.A. entered an agreement with Genius Goods Inc. for the exclusive marketing and licensing rights to the Poker.cc domain name. In November 2003, as a result of the Company's primary focus on the operation of the patent pending Skill Poker system, the agreement was amended such that in consideration for the domain name Poker.cc, Genius Goods would accept a Skill Poker sub license. Poker.cc never launched a SkillPoker website and it was later agreed to transfer the URL, poker.cc, back to Genius Goods Inc. The transfer took place on April 22, 2005 and all dealings between the two companies has been subsequently terminated.

On April 25, 2005, the Company reached a Settlement Agreement with Ala Corp. regarding the dispute over the Poker.com URL/domain name and trademark dispute. The Settlement Agreement outlined the following terms:

     - Communication Services Inc. will pay to the counsel for Uninet and LegalPlay, Kornfeld Mackoff Silber, in trust, US$435,000 for distribution to both Uninet and LegalPlay.

     - Ala Corp., and associated parties, agree to transfer to LegalPlay, or as they may direct, all of their right, title and interest in their 2,403,400 common shares of LegalPlay Entertainment.

As a result of the Assignment Agreement that the Company entered into with Uninet (who agreed to finance the legal fees for a share of the URL) on December 29, 2004, assigning 90% of any settlement with Communication Services Inc. or Ala Corp. to Uninet, the Company received a cash settlement of US$42,000 and 250,000 common shares of LegalPlay.

As a result of the URL/domain name dispute between the Company and Ala Corp., Antico Holdings S.A. ("Antico") was unable to continue using the poker.com URL and suffered substantial damages.


                                                                        Page A-9

As a result, Antico had refused to pay the Company the amount of $591,048 until the URL had been reinstated and had demanded restitution of the URL or damages

The parties agreed that the damages that Antico suffered substantially exceeded the amount that was owing to LegalPlay. Antico agreed that they would not commence legal action for damages on the condition that LegalPlay write off the debt of $591,048.

As a result of the US$43,000 cash settlement that the Company negotiated as part of the Settlement Agreement with Ala Corp., they had the financial resources to pay the accounting and legal fees incurred in completing regulatory filings for the SEC. On June 17th 2005, the Company filed an amendment to the Form 15-12(g) previously filed with the SEC on March 18th 2005. The amendment stated that the Company wished to withdraw their request to terminate their obligations as a reporting issuer.

On July 15, 2005, the Company issued 900,000 common shares, representing 2.71%, of LegalPlay to the directors of the Company, as settlement for outstanding directors fees totaling US$9,000. The debt was settled at an exchange price per common share of $0.01 and the shares were issued under the conditions of Rule 144 and contain the appropriate restrictive legend.

We continued to operate through our three subsidiary companies: Casino Marketing S.A., a Costa Rican registered company; 564448 BC Ltd., a British Columbia registered company; and Skill Poker.com Inc., a Washington state registered company incorporated January 29, 2003 however, it has been decided to dissolve these three companies as they are no longer needed by the Company.

Our current business strategy is to acquire new Poker software and market the software to on-line gaming sites worldwide.

COMPETITION

The on-line gaming market is rapidly evolving and intensely competitive and we expect that competition will further intensify in the future. Barriers to entry are high.

Many of our competitors have longer operating histories, larger customer bases, greater brand recognition and greater financial, marketing and other resources than us. We are aware that certain of our competitors have and may continue to adopt aggressive policies and devote substantially more resources to website and systems development than us. Increased competition may result in reduced operating margins, loss of market share and a diminished brand franchise.

There can be no assurance that we will be able to compete successfully against current and future competitors. New technologies and the expansion of existing technologies may increase the competitive pressures on us.

INTERNET GAMING COMPANIES

Our research shows that there are a number of public and private companies competing for market share in the Internet Poker gaming world. We anticipate being able to provide updated and upgraded software at a highly competitive level.

REGULATION

GOVERNMENT REGULATION OF THE INTERNET

We may be subject, both directly and indirectly, to various laws and regulations relating to our business, although there are few laws or regulations directly applicable to selling on-line gaming software on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to gaming on the Internet. Such laws and regulations may cover issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services.


                                                                       Page A-10

Furthermore, the growth and development of the market for online commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on those companies conducting business online. The enactment of any additional laws or regulations may impede the growth of gaming on the Internet which could, in turn decrease the demand for our products and services and increase our cost of doing business, or otherwise have an adverse effect on us.

OTHER INFORMATION

Neither the Company nor any of its' subsidiaries engaged in any research and development activities during 2005. We do not manufacture any products or engage in any activity that requires compliance with environmental laws.

EMPLOYEES

As of December 31, 2005, we had no employees.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should read the following risk factors carefully before purchasing our common stock. The risks and uncertainties described below are not the only ones we face. Other risks and uncertainties, including those that we do not currently consider material, may impair our business. If any of the risks discussed below actually occur, our business, financial condition, operating results or cash flows could be materially adversely affected. This could cause the trading price of our common stock to decline. The terms "we", "our" and "us" refer to the Company.

GOVERNMENT REGULATION OF THE INTERNET

We may be subject, both directly and indirectly, to various laws and regulations relating to our business, although there are few laws or regulations directly applicable to selling on-line gaming software on the Internet. However, due to the increasing popularity and use of the Internet, it is possible that a number of laws and regulations may be adopted with respect to gaming on the Internet. Such laws and regulations may cover issues such as user privacy, pricing, content, copyrights, distribution and characteristics and quality of products and services.

Furthermore, the growth and development of the market for online commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on those companies conducting business online. The enactment of any additional laws or regulations may impede the growth of gaming on the Internet which could, in turn, decrease the demand for our products and services and increase our cost of doing business, or otherwise have an adverse effect on us.

LIMITED OPERATING HISTORY

We have a short operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as online commerce. Such risks include, but are not limited to, possible inability to respond promptly to changes in a rapidly evolving and unpredictable business environment and the risk of inability to manage growth. To address these risks, we must, among other things, develop and expand our customer base, successfully implement our business and marketing strategies, continue to develop and upgrade website and transaction- processing systems, provide superior customer service, respond to competitive developments, and attract and retain qualified personnel. If we are not successful in addressing such risks, we may be materially adversely affected.


                                                                       Page A-11

DEPENDENCE ON CONTINUED GROWTH OF ONLINE COMMERCE

Our long-term viability is substantially dependent upon the widespread consumer acceptance and use of the Internet as a medium of commerce. Use of the Internet as a means of effecting monetary transactions is at an early stage of development, and demand and market acceptance for recently introduced services and products over the Internet remains uncertain. We cannot predict the extent to which consumers will be willing to shift their gaming habits to online casinos.

The Internet may not become a viable commercial marketplace for a number of reasons, including potentially inadequate development of the necessary network infrastructure, delayed development of enabling technologies and inadequate performance improvements. In addition, the Internet's viability as a commercial marketplace could be adversely affected by delays in the development of services or by increased government regulation. Changes in or insufficient availability of telecommunications services to support the Internet also could result in slower response times and adversely affect usage of the Internet generally and us in particular. Moreover, adverse publicity and consumer concern about the security of transactions conducted on the Internet and the privacy of users may also inhibit the growth of commerce on the Internet. If the use of the Internet does not continue to grow or grows more slowly than expected, or if the infrastructure for the Internet does not effectively support growth that may occur, we would be materially adversely affected.

NEED FOR ADDITIONAL FUNDS

Our capital requirements depend on several factors, including the rate of market acceptance, the ability to develop new software, the cost of website development and upgrades, and other factors. We are in immediate need of further working capital and are considering options with respect to financing in the form of debt, equity or a combination thereof. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. If equity securities are issued in connection with a financing, dilution to our shareholders may result, and if additional funds are raised through the incurrence of debt, we may become subject to restrictions on its operations and finances.

RAPID TECHNOLOGICAL CHANGE

To become and remain competitive, we intend to develop, enhance and improve the responsiveness, functionality and features of proposed sites and develop new features to meet customer needs. The Internet is characterized by rapid technological change, changes in user and customer requirements and preferences, frequent new product and service introductions and the emergence of new industry standards and practices that could render our proposed websites, technology and systems obsolete. Our success will depend, in part, on its ability to license leading technologies useful in its business, enhance its proposed services, develop new services and technology that address the needs of its proposed customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis. If we are unable to use new technologies effectively or develop and adapt its websites, proprietary technology and transaction-processing systems to customer requirements or emerging industry standards, it would be materially adversely affected.

DEPENDENCE ON THE COMMUNICATIONS INFRASTRUCTURE OF THE INTERNET FOR TRANSMITTING INFORMATION

Our future success will depend, in significant part, upon the maintenance and growth of this infrastructure and any failure or interruption may have a material adverse effect on our business. To the extent that this infrastructure continues to experience an increased numbers of users, increased frequency of use and increased bandwidth requirements of users, we cannot be certain that this infrastructure will be able to support the demands placed on it or that the performance or reliability of this infrastructure will not be adversely affected. Outages and delays in sending or receiving data as a result of damage to portions of this infrastructure could also affect our ability to transmit information.


                                                                       Page A-12

ONLINE SECURITY RISKS

If our Poker software and controls are unable to handle online security risks, its business will be adversely affected. These systems use packet filters, firewalls, and proxy servers, which are all designed to control and filter the data. However, advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments may make it easier for someone to compromise or breach the technology used by us and our sub-licensees to protect subscribers' transaction data. If such a breach of security were to occur, we could cause interruptions in services and loss of data or cessation in service. This may also allow someone to introduce a "virus", or other harmful component causing an interruption or malfunction.

To the extent that our activities involve the storage and transmission of information such as credit card numbers, security breaches could damage our reputation and expose us to a risk of loss or litigation and possible liability.

WE DO NOT PLAN TO PAY DIVIDENDS

For the foreseeable future, we do not intend to pay any dividends on our common stock. Any future decision with respect to dividends will depend upon our future earnings, future capital needs and operating and financial condition, among other factors.

Broker-dealers may be discouraged from effecting transactions in our shares because they are considered penny stocks and are subject to the penny stock rules.

Rules 15g-1 through 15g-9 promulgated under the Securities Exchange Act of 1934, as amended, impose sales practice and disclosure requirements on NASD broker-dealers who make a market in "a penny stock". A penny stock generally includes any non-NASDAQ equity security that has a market price of less than $5.00 per share. Our shares were quoted on the Pink Sheets, and the price of our shares ranged from $0.002 (low) to $0.023 (high) during the year ended December 31, 2005. The closing price of our shares on December, 31,2005 was $0.004. Purchases and sales of our shares are generally facilitated by NASD broker-dealers who act as market makers for our shares. The additional sales practice and disclosure requirements imposed upon broker-dealers may discourage broker-dealers from effecting transactions in our shares, which could severely limit the market liquidity of the shares and impede the sale of our shares in the secondary market.

Under the penny stock regulations, a broker-dealer selling penny stock to anyone other than an established customer or "accredited investor" (generally, an individual with net worth in excess of $1,000,000 or an annual income exceeding $200,000, or $300,000 together with his or her spouse) must make a special suitability determination for the purchaser and must receive the purchaser's written consent to the transaction prior to sale, unless the broker-dealer or the transaction is otherwise exempt.

In addition, the penny stock regulations require the broker-dealer to deliver, prior to any transaction involving a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, unless the broker-dealer or the transaction is otherwise exempt. A broker-dealer is also required to disclose commissions payable to the broker-dealer and the registered representative and current quotations for the securities. Finally, a broker-dealer is required to send monthly statements disclosing recent price information with respect to the penny stock held in a customer's account and information with respect to the limited market in penny stocks.


ITEM 2.     DESCRIPTION OF PROPERTY

In 2004, we occupied 1,145 square feet of commercial space at #630-1188 West Georgia Street in Vancouver, British Columbia, Canada. This facility housed all of our operations including technical, marketing and administration for all of our subsidiaries. The annual cost of the space at the West Georgia location was approximately $13,376. On January 1, 2005, we relocated our offices to Suite 201, 1166 Alberni Street, Vancouver, British Columbia, Canada. The cost of the space at the Alberni Street location was approximately


                                                                       Page A-13

$2,400 per annum. In order to save costs we have subsequently moved our offices to #206-388 Drake Street, Vancouver where we share offices provided by one of our shareholders.


ITEM 3.     LEGAL PROCEEDINGS

On December 6, 2002, the domain www.poker.com was re-directed without our consent or knowledge by Ala Corp., a company registered under the laws of Antigua and whose principal is Liz Bryce of Vancouver, British Columbia, Canada. The domain was originally licensed from Ala Corp. to Uninet Technologies Inc. in 1999. Uninet immediately sub-licensed the domain to us. In turn, we sub-licensed the domain to Antico Holdings S.A. of Costa Rica for the operating casino and/or card rooms. We retained all other rights to the domain name including developing the web site as a portal, marketing casinos and card rooms and other gaming software.

Liz Bryce, through Ala Corp., owns 1,297,900 shares of our common stock or 3.81% of our issued and outstanding common stock. In addition, Ms. Bryce's parents collectively own 1,105,500 shares or 3.24% of our common stock. As of December 31st 2004, Ms. Bryce, together with her parents, owns directly and indirectly, a total of 2,403,400 shares or 7.05% of our common stock. In August 2005, these common shares were transferred from Ms. Bryce and her parents to LegalPlay and Uninet, as part of the Settlement Agreement.

Although contemplated in the agreements between Ala Corp. and Uninet and between Uninet and us, Ala Corp. failed to provide Uninet or us with any notice that it was redirecting the domain. As such, we were unaware of any allegations of contractual breach and management is of the opinion that all obligations, as set forth by the terms and conditions of the agreements, have been fulfilled and we are not aware of any reason for this dispute.

We agreed with Uninet (who would be entitled to 50% of the URL if they co-joined an action) to jointly pursue all legal avenues available to retain the exclusive right to use www.poker.com and to enforce the provisions of the agreement between Ala Corp. and Uninet.

After the domain was redirected, Ala Corp. transferred the registered owner of the domain to Communications Services Inc. ("CSI"), a company registered in Western Samoa and the registrar was changed from California based Verisign Inc. to Australia based Fabulous.com.

Together with Uninet, we applied to The Internet Corporation for Assigned Names and Numbers (ICANN), a governing body which oversees domain registration and use issues, for the purpose of obtaining a decision on the basis of the wrongful redirection of www.poker.com. ICANN, however, ruled on January 21, 2003 that since the domain is now registered in the name of Communication Services Inc., it could only decide on a dispute between Ala Corp., the previous registered owner of the domain and CSI. Together with Uninet, we did not have any standing to apply for relief with ICANN since neither of us were ever the registered owner of the domain name.

On February 28, 2003, together with Uninet, we sued CSI in the Supreme Court of British Columbia, Canada for a declaration that as a successor and assignee of Ala Corp., CSI is a trustee of the domain name for the benefit of Uninet and us:

     - an accounting for profits earned by CSI through the wrongful use of the domain name
     - a declaration that Ala and Communication are bound by the License Agreement between Ala and Uninet
     - a declaration that Uninet and us are entitled to the exclusive use of the domain name.

On November 3, 2003, we received notice from the Supreme Court of British Columbia that we were successful in establishing a substantial connection between the claims CSI was making and the jurisdiction in British Columbia. LegalPlay Entertainment Inc. can therefore pursue its case against CSI in British Columbia in connection with the litigation regarding the URL www.poker.com. Parallel arbitration proceedings against Ala Corp. remain under way.


                                                                       Page A-14

In 2004, together with Uninet, we proceeded to arbitration (in accordance with the terms and conditions of the agreement) with ALA Corp. in Vancouver, British Columbia, Canada to assert Uninet and our rights under the agreements. We selected the mutually acceptable arbitrator, Fasken Martineau DuMoulin LLP.

In the meantime, together with Uninet, we requested that the current registrar, Fabulous.com impose a lock on the domain name, www.poker.com, pending the outcome of the Supreme Court action and the arbitration, which means the domain cannot be transferred to either another owner or to another registrar.

As mentioned above, we sub-licensed the domain name to Antico Holdings S.A. ("Antico") of Costa Rica to use the domain for operating casinos and/or card rooms. Antico notified us that it had ceased all payments of royalties payable to us pending resolution to the dispute over the right to use the domain. It is anticipated that Antico will allege that we are responsible for damages incurred by Antico as a result of the dispute. We intend to defend any claims and will appropriately claim similarly against Uninet Technologies Inc., ALA Corp. and CSI.

In April 2005, we reached an agreement with Antico confirming that the damages that Antico suffered substantially exceeded the amount that was owing to LegalPlay in unpaid royalties. Antico agreed that they would not commence legal action for damages on the condition that LegalPlay write off the outstanding debt.
On April 25, 2005, the Company reached a Settlement Agreement with Ala Corp. regarding the dispute over the URL/domain name and trademark dispute.

To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceedings against us. Other than as described above, no director, executive officer or affiliate thereof or owner of record or beneficially of more than five percent of our common stock is a party adverse to or has a material interest adverse to us in any proceeding.


ITEM 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security holders during the fourth quarter of 2005.


                                                                       Page A-15

                                    PART II

ITEM 5.     MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

MARKET INFORMATION

There is no "established trading market" for shares of our common stock. As of December 31, 2005 common stock was quoted on the Pink Sheets operated by the National Association of Securities Dealers, Inc. under the symbol "LPLE.PK". No assurance can be given that any "established trading market" for our common stock will develop or be maintained. We subsequently resumed trading on NASD OTC Bulletin Board under the symbol "LPLE" as of March 20, 2006

The range of high and low closing bid quotations for our common stock during each quarter of the calendar years ended December 31 2005, and 2004 is shown below, as quoted by Reuters. Prices are inter-dealer quotations, without retail mark-up, markdown or commissions and may not represent actual transactions.


STOCK QUOTATIONS

          -----------------  ---------  --------
          QUARTER ENDED      HIGH BID   LOW BID
          -----------------  ---------  --------
          March 31 2004      $   0.090  $  0.070
          -----------------  ---------  --------
          June 30 2004       $   0.045  $  0.025
          -----------------  ---------  --------
          September 30 2004  $   0.024  $  0.020
          -----------------  ---------  --------
          December 31 2004   $   0.014  $  0.013
          -----------------  ---------  --------
          March 31 2005           N/A        N/A
          -----------------  ---------  --------
          June 30 2005            N/A        N/A
          -----------------  ---------  --------
          September 30 2005       N/A        N/A
          -----------------  ---------  --------
          December 31 2005   $   0.004  $  0.004
          -----------------  ---------  --------


The future sale of our presently outstanding "unregistered" and "restricted" common stock by present members of management and persons who own more than five percent of our outstanding voting securities may have an adverse effect on any "established trading market" that may develop in the shares of our common stock.


HOLDERS

As of December 31, 2005, we had 45 shareholders of record of common stock, including shares held by brokerage clearing houses, depositories or otherwise in unregistered form. We do not know the beneficial owners of such shares.

DIVIDENDS

We have not declared any cash dividends with respect to our common stock and do not intend to declare dividends in the foreseeable future. There are no material restrictions limiting, or that are likely to limit, our ability to pay dividends on our common stock.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides the information at December 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the company are authorized for issuance:


                                                                       Page A-16

PLAN CATEGORY          NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE   NUMBER OF SECURITIES REMAINING
                            BE ISSUED UPON       EXERCISE PRICE OF    AVAILABLE FOR FUTURE ISSUANCE
                       EXERCISE OF OUTSTANDING      OUTSTANDING         UNDER EQUITY COMPENSATION
                        OPTIONS, WARRANTS AND    OPTIONS, WARRANTS     PLANS (EXCLUDING SECURITIES
                                RIGHTS               AND RIGHTS         REFLECTED IN COLUMN (a))
                                 (a)                    (b)                        (c)
---------------------  ------------------------  ------------------  -------------------------------
Equity compensation              Nil                    Nil                        Nil
plans approved by
security holders
---------------------  ------------------------  ------------------  -------------------------------
Equity compensation              Nil                    Nil                        Nil
plans not approved by
security holders
---------------------  ------------------------  ------------------  -------------------------------
TOTAL                            Nil                    Nil                        Nil
---------------------  ------------------------  ------------------  -------------------------------


ITEM 6.     MANAGEMENT'S DISCUSSION AND ANALYSIS OF PLAN OF OPERATIONS

You should read the following discussion and analysis in conjunction with the audited consolidated financial statements and notes thereto appearing elsewhere in this annual report on Form 10-KSB.

OVERVIEW

We operate our business through the three subsidiary companies: Casino Marketing S.A., a Costa Rican registered company which performs technical management for our licensees; 564448 BC Ltd., a British Columbia registered company which performs administrative management services to LegalPlay Entertainment Inc.; and Skill Poker.com Inc., a Washington state registered company incorporated on January 29, 2003. As we no longer require the abovementioned subsidiaries, we have decided to dissolve all three entities.

RESULTS OF OPERATIONS

TWELVE MONTHS ENDED DECEMBER 31, 2005 AND TWELVE MONTHS ENDED DECEMBER 31, 2004

General Description
-------------------
Our current business strategy is to develop our own Poker software and market the software to on-line gaming sites worldwide.

Revenue
-------
We had continuing revenue of $nil and discontinued operations revenue of $nil for the twelve months ended December 31, 2005, the discontinued operations revenue for the twelve months ended December 31, 2004 has been reclassified and included in discontinued operations.

General and Administrative Operating Expenses
---------------------------------------------
Our total general and administrative operating expenses were $59,413 in fiscal 2005, compared to $537,355 in fiscal 2004. The Company was able to cut back on management/consulting fees, professional fees, royalties/software and advertising, and wages during the period ended December 31, 2005.

The following are general and administrative expenses categories decreased significantly in 2005 compared to 2004:


                                                                       Page A-17

-----------------------------------  ------  -------
GENERAL AND ADMINISTRATIVE            2005    2004
OPERATING EXPENSES
-----------------------------------  ------  -------
Management and consulting fees       19,063   78,237
-----------------------------------  ------  -------
Professional Fees                    32,998  148,987
-----------------------------------  ------  -------
Royalties, software and advertising       -   69,251
-----------------------------------  ------  -------
Wage                                      -   84,258
-----------------------------------  ------  -------


Net loss for the Year
---------------------
Net loss for fiscal 2005 was $54,416 compared to net loss of $795,364 in fiscal 2004. We had basic net loss of $0 per share in 2005 compared to loss of $0.03 per share in 2004.

LIQUIDITY AND CAPITAL RESOURCES

On December 31, 2005, our working capital deficit was $201,534 compared to $155,419 for the year ended December 31, 2004. At December 31, 2005, the Company had cash and cash equivalents totaling $6,765 and compared to $78 for the year ended December 31, 2004. We are in immediate need of further working capital and are considering options with respect to financing in the form of debt, equity or a combination thereof.,

Net cash increased for the year ended December 31, 2005 was $6,687. The increase in cash was mainly due to $47,796 provided by financing activities.

Net cash used for investing activities for the year ended December 31, 2005 was $0.

The Company's ability to continue as a going concern and fund operations in 2006 is contingent upon its' ability to raise funds through equity or debt financing.

ITEM 7.     FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


                                                                       Page A-18

                          LEGALPLAY ENTERTAINMENT INC.

                          (A Development Stage Company)

                  REPORT AND CONSOLIDATED FINANCIAL STATEMENTS

                           December 31, 2005 and 2004

                             (Stated in US Dollars)
                              --------------------


                                                                       Page A-19

A PARTNERSHIP OF INCORPORATED PROFESSIONALS                       AMISANO HANSON
                                                           CHARTERED ACCOUNTANTS


            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Stockholders,
LegalPlay Entertainment Inc.
(A Development Stage Company)

We have audited the accompanying consolidated balance sheets of LegalPlay Entertainment Inc. (A Development Stage Company) and its subsidiaries as of December 31, 2005 and 2004 and the related consolidated statements of operations, cash flows and stockholders' equity (deficiency) for each of the years then ended and the period from January 1, 2004 (Date of Inception of Development Stage) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of LegalPlay Entertainment Inc. and its subsidiaries as of December 31, 2005 and 2004 and the results of their operations and their cash flows for the years then ended and the period from January 1, 2004 (Date of Inception of Development Stage) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has a working capital deficiency, is in the development stage with no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. Management plans in regard to their planned financing and other matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Vancouver, Canada                                               "AMISANO HANSON"
March 1, 2006                                              Chartered Accountants

750 WEST PENDER STREET, SUITE 604                       TELEPHONE:  604-689-0188
VANCOUVER CANADA                                        FACSIMILE:  604-689-9773
V6C 2T7                                               E-MAIL:  amishan@telus.net


                             SEE ACCOMPANYING NOTES


                                                                       Page A-20

                                 LEGALPLAY ENTERTAINMENT INC.
                                (A Development Stage Company)
                                 CONSOLIDATED BALANCE SHEETS
                                  December 31, 2005 and 2004
                                    (Stated in US Dollars)
                                     --------------------


                             ASSETS                                    2005          2004
                             ------                                ------------  ------------
Current
  Cash                                                             $     6,765   $        78
  Amounts receivable - Notes 4 and 5                                     2,250        44,816
  Prepaid expenses and deposits                                              -         3,074
                                                                   ------------  ------------

                                                                         9,015        47,968

Intangible assets and licence agreements - Note 5                            -             3
                                                                   ------------  ------------

                                                                   $     9,015   $    47,971
                                                                   ============  ============

Current
  Accounts payable and accrued liabilities - Notes 5, 7 and 8      $   133,711   $   174,345
  Notes payable - Note 6                                                76,838        29,042
                                                                   ------------  ------------

                                                                       210,549       203,387
                                                                   ------------  ------------

STOCKHOLDERS' DEFICIENCY

Capital stock - Notes 5, 7, 8 and 10
  Preferred stock, $0.01 par value, 5,000,000 shares authorized, no shares issued and outstanding
  Common stock
      100,000,000 shares authorized with a par value of $0.01
      34,075,000(2004: 33,175,000) shares issued and outstanding     1,942,540     1,933,540
Treasury stock, at cost, 27,000 shares (2004: 27,000)                   (6,881)       (6,881)
Accumulated other comprehensive income                                  18,041        18,743
Deficit                                                             (1,305,454)   (1,305,454)
Deficit accumulated during the development stage                      (849,780)     (795,364)
                                                                   ------------  ------------

                                                                      (201,534)     (155,416)
                                                                   ------------  ------------

                                                                   $     9,015   $    47,971
                                                                   ============  ============

Nature and Continuance of Operations - Note 1

                             SEE ACCOMPANYING NOTES


                                                                       Page A-21

                                           LEGALPLAY ENTERTAINMENT INC.
                                          (A Development Stage Company)
                                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                for the years ended December 31, 2005 and 2004 and
                   the period from January 1, 2004 (Date of Inception of the Development Stage)
                                               to December 31, 2005
                                              (Stated in US Dollars)
                                               --------------------

                                                                                               January 1, 2004
                                                                                              (Date of Inception
                                                                                              of the Development
                                                                                                  Stage) to
                                                                                                 December 31,
                                                         2005                  2004                  2005
                                                 --------------------  --------------------  --------------------
General and administrative expenses
  Amortization                                   $                 -   $            84,128   $            84,128
  Bad debts                                                       47                     -                    47
  Corporation promotion                                            -                13,852                13,852
  Insurance                                                        -                15,901                15,901
  Management and consultant fees - Note 7                     19,063                78,237                97,300
  Office supplies and services                                 4,737                29,365                34,102
  Professional fees                                           32,998               148,987               181,985
  Rent                                                         2,568                13,376                15,944
  Royalties, software and advertising                              -                69,251                69,251
  Wages - Note 7                                                   -                84,258                84,258
  Website marketing                                                -                     -                     -
                                                 --------------------  --------------------  --------------------

Loss before other items                                      (59,413)             (537,355)             (596,768)
                                                 --------------------  --------------------  --------------------

Other items
  Incidental revenue                                           5,000                 5,874                10,874
  Loss on disposition of equipment - Note 11                       -              (120,106)             (120,106)
  Write-down of intangible assets - Note 5                        (3)             (204,998)             (205,001)
  Write-off of notes payable - Note 6                              -                16,776                16,776
  Gain on settlement of lawsuit - Notes 4 and 5                    -                44,445                44,445
                                                 --------------------  --------------------  --------------------

                                                               4,997              (258,009)             (253,012)
                                                 --------------------  --------------------  --------------------

Loss for the period                                          (54,416)             (795,364)             (849,780)

Comprehensive loss
  Foreign currency translation adjustment                       (702)                 (238)               18,041
                                                 --------------------  --------------------  --------------------

Net comprehensive loss                           $           (55,118)  $          (795,602)  $          (831,739)
                                                 ====================  ====================  ====================

Basic and diluted loss per share                 $             (0.00)  $             (0.03)
                                                 ====================  ====================

Weighted average number of share outstanding              33,584,315            26,089,863
                                                 ====================  ====================

                             SEE ACCOMPANYING NOTES


                                                                       Page A-22

                                         LEGALPLAY ENTERTAINMENT INC.
                                         (A Development Stage Company)
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                              for the years ended December 31, 2005 and 2004 and
                 the period from January 1, 2004 (Date of Inception of the Development Stage)
                                             to December 31, 2005
                                            (Stated in US Dollars)
                                             --------------------


                                                                                            January 1, 2004
                                                                                           (Date of Inception
                                                                                           of the Development
                                                                                               Stage) to
                                                                                              December 31,
                                                      2005                  2004                  2005
                                              --------------------  --------------------  --------------------
Operating Activities
  Net loss for the period                     $           (54,416)  $          (795,364)  $          (849,780)
  Add (deduct) items not affecting cash:
    Amortization                                                -                84,128                84,128
    Issuance of common stock for services                       -                 1,000                 1,000
    Stock-based compensation                                    -                 4,460                 4,460
    Loss on disposition of equipment                            -               120,106               120,106
    Write-down of intangible assets                             3               204,998               205,001
    Write-off of notes payable                                  -               (16,776)              (16,776)
    Gain on settlement of lawsuit                               -               (44,445)              (44,445)
  Changes in non-cash working capital items:
    Amounts receivable                                     42,566                 2,594                45,160
    Prepaid expenses and deposits                           3,074                22,667                25,741
    Accounts payable and accrued liabilities              (31,634)               90,963                61,100
                                              --------------------  --------------------  --------------------

Net cash used in operating activities                     (40,407)             (325,669)             (364,305)
                                              --------------------  --------------------  --------------------

Investing Activities
  Purchase of intangible assets                                 -                     -                     -
  Cash proceeds from assets disposition                         -                 5,458                 5,458
  Purchase of equipment                                         -                (5,808)               (5,808)
                                              --------------------  --------------------  --------------------

Net cash used in investing activities                           -                  (350)                 (350)
                                              --------------------  --------------------  --------------------

                                                                                                       /cont'd


                             SEE ACCOMPANYING NOTES


                                                                       Page A-23

                                                                                                           Continued

                                            LEGALPLAY ENTERTAINMENT INC.
                                            (A Development Stage Company)
                                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 for the years ended December 31, 2005 and 2004 and
                    the period from January 1, 2004 (Date of Inception of the Development Stage)
                                                to December 31, 2005
                                               (Stated in US Dollars)
                                                --------------------


                                                                                                  January 1, 2004
                                                                                                 (Date of Inception
                                                                                                 of the Development
                                                                                                     Stage) to
                                                                                                    December 31,
                                                            2005                  2004                  2005
                                                    --------------------  --------------------  --------------------
Financing Activities
  Increase in notes payable                                      47,796               115,818               163,614
  Cash proceeds from issuance of common
  stock                                                               -                 1,000                 1,000
                                                    --------------------  --------------------  --------------------

Net cash provided by financing activities                        47,796               116,818               164,614
                                                    --------------------  --------------------  --------------------

Effect of exchange rate changes on cash                            (702)                 (238)               (2,711)
                                                    --------------------  --------------------  --------------------

Increase (decrease) in cash                                       6,687              (209,439)             (202,752)

Cash, beginning of the period                                        78               209,517               209,517
                                                    --------------------  --------------------  --------------------

Cash, end of the period                             $             6,765   $                78   $             6,765
                                                    ====================  ====================  ====================

Supplemental disclosure of cash flow information:
  Cash paid for:
    Interest                                        $                 -   $                 -   $                 -
                                                    ====================  ====================  ====================

    Income taxes (recovery)                         $                 -   $            (3,934)  $            (3,934)
                                                    ====================  ====================  ====================

Non-cash Transactions - Note 10


                             SEE ACCOMPANYING NOTES


                                                                       Page A-24

                                              LEGALPLAY ENTERTAINMENT INC.
                                             (A Development Stage Company)
                              CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
                                     for the years ended December 31, 2005 and 2004
                                                 (Stated in US Dollars)
                                                  --------------------


                                                                                            Accumulated
                                           Common Shares                                       Other
                                      ----------------------   Treasury   Subscriptions    Comprehensive
                                        Number      Amount      Stock        Received         INCOME         Deficit
                                      ----------  ----------  ----------  --------------  ---------------  ------------
Balance at December 31, 2003          26,025,000  $1,857,080  $  (6,881)  $            -  $       18,981   $(1,305,454)
Net loss for the year                          -           -          -                -               -             -
Foreign currency translation
  adjustment                                   -           -          -                -            (238)            -
Stock-based compensation                       -       4,460          -                -               -             -
Shares issued for cash on exercise
  of options                              50,000       1,000          -                -               -             -
Shares issued for debt                 7,000,000      70,000          -                -               -             -
Shares issued for accepting the
  position of director and president     100,000       1,000          -                -               -             -
                                      ----------  ----------  ----------  --------------  ---------------  ------------

Balance at December 31, 2004          33,175,000   1,933,540     (6,881)               -          18,743    (1,305,454)
Net loss for the year                          -           -          -                -               -             -
Foreign currency translation
  adjustment                                   -           -          -                -            (702)            -
Shares issued for debt                   900,000       9,000          -                -               -             -
                                      ----------  ----------  ----------  --------------  ---------------  ------------

Balance at December 31, 2005          34,075,000  $1,942,540  $  (6,881)  $            -  $       18,041   $(1,305,454)
                                      ==========  ==========  ==========  ==============  ===============  ============


                                         Deficit
                                       Accumulated
                                       During the
                                       Development
                                          Stage        Total
                                      -------------  ----------
Balance at December 31, 2003          $          -   $ 563,726
Net loss for the year                     (795,364)   (795,364)
Foreign currency translation
  adjustment                                     -        (238)
Stock-based compensation                         -       4,460
Shares issued for cash on exercise
  of options                                     -       1,000
Shares issued for debt                           -      70,000
Shares issued for accepting the
  position of director and president             -       1,000
                                      -------------  ----------

Balance at December 31, 2004              (795,364)   (155,416)
Net loss for the year                      (54,416)    (54,416)
Foreign currency translation
  adjustment                                     -        (702)
Shares issued for debt                           -       9,000
                                      -------------  ----------

Balance at December 31, 2005          $   (849,780)  $(201,534)
                                      =============  ==========

                             SEE ACCOMPANYING NOTES


                                                                       Page A-25

                          LEGALPLAY ENTERTAINMENT INC.
                          (A Development Stage Company)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 2005 and 2004
                             (Stated in US Dollars)
                              --------------------


Note 1    Nature and Continuance of Operations
          ------------------------------------

          The Company was incorporated under the laws of the State of Florida on May 3, 1989 as Sparta Ventures Corp. and remained inactive until June 27, 1998. The name was changed to Thermal Ablation Technologies Corporation on October 8, 1998 and then to Poker.com, Inc. on August 10, 1999. On September 15, 2003, the Company changed its name to LegalPlay Entertainment Inc. The Company's business to December 31, 2003 was primarily related to the operations of online gaming. The Company discontinued its business of software gaming license operations and during the year ended December 31, 2004 and subsequent, the Company's intention was to internally develop gaming software and market the software or to acquire a gaming software license to market and sub-license the software.

          Commencing January 1, 2004, the Company is in the development stage.

          These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year. Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern. At December 31, 2005, the Company had not yet achieved profitable operations, has accumulated losses of $2,155,234 since its inception, has a working capital deficiency of $201,534 and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management has no formal plan in place to address this concern but considers that the Company will be able to obtain additional funds by equity financing and/or related party advances, however there is no assurance of additional funding being available.

Note 2    Summary of Significant Accounting Policies
          ------------------------------------------

          The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement. Actual results may vary from these estimates.


                                                                       Page A-26

          ------------------------------------------

          The consolidated financial statements have, in management's opinion, been properly prepared within the framework of the significant accounting policies summarized below:

          a)   Principles of Consolidation
               ---------------------------

               These consolidated financial statements include the accounts of LegalPlay Entertainment Inc. and its wholly-owned subsidiaries, Casino Marketing S.A. ("Casino"), a Costa Rican company, 564448 B.C. Ltd., a Canadian company and Skill Poker.com Inc. ("Skill Poker"), a Washington State, U.S.A. company. All significant inter-company balances and transactions have been eliminated.

          b)   Development Stage Company
               -------------------------

               The Company is a development stage company as defined in Statement of Financial Accounting Standards ("SFAS") No. 7. For the purpose of providing cumulative amounts for the statements of operations and cash flows, these amounts consider only those losses for the period from January 1, 2004 to December 31, 2005, the period in which the Company has undertaken a new development stage activity.

          c)   Impairment of Long-lived Assets
               -------------------------------

               The Company reports the impairment of long-lived assets and certain intangibles in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Accordingly, the impairment loss is recognized in the period it is determined.

          d)   Goodwill and Intangible Assets
               ------------------------------

               The Company has adopted the provisions of SFAS No. 142, "Goodwill and Intangible Assets". Under SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized but are annually tested for impairment. The determination of any impairment includes a comparison of the estimated future operating cash flows anticipated during the remaining life for the net carrying value of the asset as well as a comparison of the fair value to the book value of the Company or the reporting unit to which the goodwill can be attributed.


                                                                       Page A-27

          ------------------------------------------

          e)   Other Comprehensive Income (Loss)
               ---------------------------------

               The Company has other comprehensive income (loss) arising from foreign currency translation. Accordingly, other comprehensive income is shown as a separate component of stockholders' equity.

          f)   Basic and Diluted Loss Per Share
               --------------------------------

               The Company reports basic loss per share in accordance with SFAS No. 128, "Earnings per Share". Basic loss per share is computed using the weighted average number of common shares outstanding during the years less shares subject to repurchase. Diluted earnings per share reflect the potential dilution that could occur if potentially dilutive securities were exercised or converted to common stock. The dilutive effect of options and warrants and their equivalent is computed by application of the treasury stock method and the effect of convertible securities by the "if converted" method. Fully diluted amounts are not presented when the effect of the computations are anti-dilutive due to the losses incurred.

          g)   Revenue Recognition
               -------------------

               The Company recognizes revenues from licensees and customers on an accrual basis according to the terms and conditions of each individual license agreement. Allowances for non-collection of revenues are made when collectibility becomes uncertain. Each license agreement generates sub-license fees for the right to use the poker or casino software and royalty revenue for the service of managing and marketing the website.

               Recognition of revenue for each type of revenue is as follows:

               i)   Sub-license Fees
                    ----------------

                    The sub-license fee is a one-time, non-refundable fee for the right to use the poker/casino software. The Company negotiates different terms of payment for each individual license agreement sold. Typically, the revenue on each sub-license is recognized when the website goes live.


                                                                       Page A-28

          ------------------------------------------

          g)   Revenue Recognition - (cont'd)
               -------------------

               ii)  Royalties
                    ---------

                    Under the terms of each sub-license agreement, the licensee is required to pay royalties to the Company for the amount of game traffic at their site over a specified period of time. The royalties are calculated based on the percentage of game traffic (house win or rake) in a given month according to the specific terms set out in each specified license agreement. The Company records the revenue for these royalties on a monthly basis when the amounts become known.

               iii) Tournament Fees
                    ---------------

                    Tournament fees are charged to players who wish to enter a tournament. Depending on the type of tournament to be played, the Company will charge typically ten percent of the tournament buy in. The Company records the revenue for these tournaments on a monthly basis.

               iv)  Incidental Revenue
                    ------------------

                    Incidental revenue consists of tournament fees derived from the first month since the launch of the Skill Poker card room as well as miscellaneous income.

               v)   Other Revenue
                    -------------

                    The revenue from banner advertising is recognized when the ads are placed on the Company's website.

          h)   Foreign Currency Translation
               ----------------------------

The Company's operations and activities are conducted principally in Canada, hence the Canadian dollar is the functional currency, which is translated into U.S. dollars for reporting purposes as follows:

               i) Assets and liabilities at the rate of exchange in effect as at the balance sheet date; and

               ii) Revenues and expenditures at the average rate of exchange for the year.

                    Gains and losses arising from this translation of foreign currency are accounted for as other comprehensive income
                    (loss).


                                                                       Page A-29

          ------------------------------------------

          h)   Foreign Currency Translation - (cont'd)
               ----------------------------

               Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses would be included in Other Income (Expenses) on the Statement of Operations.

          i)   Stock-based Compensation
               ------------------------

               The Company applies the intrinsic value method of accounting as prescribed by APB Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations, in accounting for options granted to employees. As such, compensation expense is recorded on the date of the grant when the market price of the underlying stock exceeds the exercise price. SFAS 123 "Accounting for Stockbased Compensation" establishes accounting and disclosure requirements using the fair value-based method of accounting for stock-based compensation plans. As allowed by SFAS 123, the Company elected to continue to apply the intrinsic value-based method of accounting described above and have adopted the disclosure requirements of SFAS 123.

               The company applies APB Opinion No. 25 and related interpretations in accounting for its stock options granted to employees. As there were no employee stock option granted during the years ended December 31, 2005 and 2004, there was no compensation expense recognized as wage expense during the years ended December 31,2005 and 2004. Had compensation expense been determined as provided in SFAS 123 using the Black-Scholes option pricing model, the pro-forma effect on the Company's net loss and loss per share amounts would have been as follows:

                                                                                      2004
                                                                                   ----------
               Net loss, as reported                                               $(795,364)

               Add: stock-based employee compensation expense under intrinsic value method, included in reporting net income, net of related tax
               effects                                                                     -

               Deduct: total stock-based compensation expense determined under
               fair value based method for all awards, net of related tax effects    (49,506)
                                                                                   ----------

               Pro-forma net loss                                                  $(844,870)
                                                                                   ==========

               Pro-forma net loss per share                                        $   (0.03)
                                                                                   ==========


                                                                       Page A-30

          ------------------------------------------

          i)   Stock-based Compensation - (cont'd)
               ------------------------

               The fair value of each option grant is calculated using the following weighted average assumptions:

                                          2004
                                         -------
               Expected life (years)          2
               Risk-free interest rate     4.00%
               Expected volatility       182.57%
               Expected dividend yield      0.0%

               The Black-Scholes option pricing model requires the input of highly subjective assumptions including the expected price volatility. Changes in the subjective input assumptions can materially affect the fair value estimate and therefore the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of the Company's share purchase options.

               The compensation charge associated with options granted to consultants in the amount of $4,460 is included in consulting expense for the year ended December 31, 2004.

               The compensation charge associated with options granted to consultants is $Nil (2004: $4,460 included in consulting expense) for the year ended December 31, 2005.


                                                                       Page A-31

          ------------------------------------------

          j)   Recent accounting pronouncements - (cont'd)
               --------------------------------

               In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 123R, "Share Based Payment". SFAS 123R is a revision of SFAS No. 123 "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and Emerging Issues Task Force Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services". SFAS 123R does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, employers' Accounting for Employee Stock Ownership Plans". SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award
               - the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. For nonpublic entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.


                                                                       Page A-32

Note 3    Financial Instruments
          ---------------------

     a)   Fair  Value
          -----------

          The carrying value of the Company's financial instruments, consisting of cash, amounts receivable, accounts payable and accrued liabilities and notes payable approximate their fair value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

          b)   Interest Rate Risk
               ------------------

               The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities.

          c)   Foreign Currency Risk
               ---------------------

               The Company translates the results of foreign operations into US currency using rates approximating the weighted average exchange rate for the year. The exchange rate may vary from time to time. This risk is minimized to the extent foreign capital expansions are financed in foreign dollars.

          d)   Credit Risk
               -----------

               The Company is exposed to credit risk with respect to its amounts receivable. The Company follows a program of credit evaluations of customers and licencees and limits the amount of credit extended when deemed necessary. The Company maintains provisions for potential credit losses and any such losses to date have been within management's expectations.

Note 4    Amounts Receivable
          ------------------

          Amounts receivable at December 31, 2005 includes $2,250 (2004:
          $44,445) with respect to the cash and common share settlement (250,000 common shares of the Company) dated April 25, 2005 between the Company and Ala Corp. ("ALA") regarding the dispute over the URL/domain name and trademark (Note 5(a)).


                                                                       Page A-33

Note 5    Intangible Assets and License Agreements
          ----------------------------------------

          a) Pursuant to an agreement dated July 16, 1999, the Company acquired for $225,000 the exclusive marketing and licensing rights to the Poker/com domain from Uninet Technologies Inc. ("Uninet"). A prior CEO of the Company was also a director of Uninet. The Company was obliged to pay a 4% royalty of any gross revenue including marketing revenues from the casino site to ALA, the owner of the domain. The license would revert to ALA if the
               Company:

               i)   fails to perform or defaults on the agreement;
               ii) causes the owner of the domain to be in violation of any law; or
               iii) becomes insolvent.

               Due to the uncertainty surrounding a dispute with ALA over the Poker.com URL/domain name, management decided to write-down the carrying value of these rights to a nominal amount of $1 in the year ended December 31, 2002. During the year ended December 31, 2005, management of the Company wrote-off the nominal amount of $1 as the Company no longer had an interest in or claim to the domain name.

               On April 25, 2005, the Company reached a settlement with ALA. As a result of an Assignment Agreement that the Company entered into with Uninet on December 29, 2004, assigning 90% of any settlement with ALA to Uninet, the Company received a cash settlement of $42,195 and is to receive 250,000 of its previously issued common shares. The Company assigned this 90% to Uninet to compensate Uninet for their advancing funds to prosecute the action. As at December 31, 2004, $44,445 has been included with amounts receivable to recognize the settlement, which was paid during the year ended December 31, 2005.

          b) Pursuant to an agreement dated October 27, 2001, Casino acquired for $50,000 the exclusive marketing and licensing rights to the Poker.cc domain, which was to expire on October 1, 2051.

               As part of the agreement Casino agreed to sell an exclusive worldwide sub-license to use the URL, Poker.cc, for the sole purposes of operating a poker card room and marketing the Poker.cc cardroom. The price of the sub-license was $50,000 and all parties agreed to exchange the rights to the poker.cc domain as consideration for the sub-license. Under the terms of the sub-license, a royalty fee of 60% of the rake earned from the Poker.cc cardroom was to be paid to Casino.


                                                                       Page A-34

Note 5    Intangible  Assets  and  License  Agreements  -  (cont'd)
          --------------------------------------------

          b)   - (cont'd)

               In November 2003, as a result of the Company's primary focus on the operation of the patent pending Skill Poker system, the agreement was amended such that in consideration for the domain name Poker.cc, the sub-licensee would accept a Skill Poker sub license. Poker.cc would pay 30% of its gross tournament fees to the Company as a royalty.

               During the year ended December 31, 2004, the carrying value was written down by $49,999 to a nominal amount of $1. During the year ended December 31, 2005, the URL, Poker.cc, was transferred back to the vendor and management of the Company wrote-off the nominal amount of $1.

          c) On February 12, 2003, the Company entered into an Asset Purchase and Assignment Agreement between the Company, its wholly owned subsidiary, Skill Poker and Blue Diamond International Inc. ("Blue Diamond") of Switzerland for the acquisition of certain inventions in connection with a patent application for a method of determining skill in a tournament setting and several Internet domain names in connection with the same.

               The Company, in consideration for the exchange of the assets acquired, paid Blue Diamond $50,000 cash and issued 3,000,000 common shares in the capital stock of the Company (based on the closing market price of $0.035 on the date of issue) for a total cost of $105,000.

               In addition, Blue Diamond was to receive the greater of $3,500 per month or 4% of the gross revenue received by the Company from operating games using the technology of the provisional patent. In the event that the technology is further licensed by the Company to a third party, Blue Diamond will also receive 20% of any initial license fee and 4% of the gross revenue of any such licensee.

               In March 2004, the parties entered into an Addendum to the original Asset Purchase and Assignment Agreement, whereby they agreed to amend and defer the minimum monthly payment from SkillPoker to Blue Diamond from $3,500 to $2,500 per month, for a period of six months commencing on March 1, 2004. In consideration for the reduction of the monthly payment, the Company agreed to pay Blue Diamond $6,000 in common stock which is included in accounts payable and accrued liabilities at December 31, 2004.


                                                                       Page A-35

Note 5    Intangible  Assets  and  License  Agreements  -  (cont'd)
          --------------------------------------------

          c)   - (cont'd)

               During the year ended December 31, 2004, the carrying value was written down by $154,999 to a nominal amount of $1. During the year ended December 31, 2005, the patents were assigned back to the vendor and management of the Company wrote-off the nominal value of $1.

Note 6    Notes Payable
          -------------

          Non-interest bearing amounts owing to non-related parties of $22,924 as of December 31, 2005 (2004: $22,131) are due on demand and are unsecured. As at December 31, 2005 $Nil (2004: $6,911) is unsecured, bearing interest at 10% per annum and is due March 1, 2005 and July 30, 2005.

          Interest bearing notes are owing to non-related parties of $53,913 as follows:

          a) The promissory note of $28,914 is unsecured, bears interest at the prime rate and is due April 15, 2006.

          b) The promissory note of $25,000 is unsecured, bears interest at 5% per annum and is due November 3, 2006.

               During the year ended December 31, 2004, the Company wrote-off $16,776 in notes payable due to a former officer of the Company. The note payable to the officer of the company was paid during the year ended December 31, 2005.

Note 7    Related Party Transactions - Notes 5 and 6
          --------------------------

          The Company incurred the following amounts with directors of the Company and a former officer of the Company.

                                                                        January 1, 2004
                                                                            (Date of
                                                                        Inception of the
                                                                           Development
                                                  Years ended               Stage) to
                                           December 31,   December 31,     December 31,
                                              2005           2004             2005
                                          -------------  -------------  -----------------
          Management and consulting fees  $      12,000  $      58,678  $          70,678
          Wages                                       -          1,000              1,000
                                          -------------  -------------  -----------------

                                          $      12,000  $      59,678  $          71,678
                                          =============  =============  =================


                                                                       Page A-36

Note 7    Related Party Transactions - Notes 5 and 6 - (cont'd)
          --------------------------

          These charges were measured by the exchange amount which is the amount agreed upon by the transacting parties.

          At December 31, 2005, accounts payable and accrued liabilities includes $7,000 (2004: 16,836) payable to directors and a former officer of the Company.

          During the year ended December 31, 2005, the Company issued 900,000 common shares at $0.01 per share to directors of the Company for outstanding directors' fees.

          During the year ended December 31, 2004, the Company issued 100,000 common shares at $0.01 per share to a director of the Company for services.

Note 8    Capital  Stock
          --------------

          a) On August 16, 2001 the Company split its stock on a three-for-one basis.

          b) On February 21, 2003, the Company issued 3,000,000 shares of common stock to Blue Diamond for the acquisition of a provisional patent application on a system of playing poker online known as Skill Poker (based on the closing market price of $0.035 on the date of issue for a total of $105,000).

          c) On April 14, 2003, the Company issued 3,000,000 shares of common stock to Pokersoft for the acquisition of a software master license, which will incorporate the patent pending Skill Poker system (based on the closing market price of $0.018 on the date of issue for a total of $54,000).

          d) On June 13, 2003, the Company issued 2,250,000 shares of common stock for consulting services, which were valued at $50,125 (based on the closing market price on the date the agreement was signed). The Company has recorded such amount in the statement of operations.

          e) On July 15, 2005, the Company issued 900,000 common shares at $0.01 per share for a total of $9,000 pursuant to a resolution to settle outstanding directors' fees.


                                                                       Page A-37

          --------------

          f)   Stock options

               The Company may issue up to 6,000,000 shares under the terms of the 1998 Combined Incentive and Nonqualified Stock Option Plan to employees, officers, directors and agents of the Company. Incentive stock options granted to employees holding more than 10% of the total voting power of all classes of stock must have an exercise price of at least 110% of fair market value at date of grant. Options granted to other employees shall have an exercise price of not less than the fair market value at date of grant. Non-qualified stock options may be granted at exercise prices more or less than or equal to the fair market value at date of grant.

               The following table summarizes the Company's stock option activity for the years ended December 31, 2004 and 2005, all of which were fully vested:

                                                                Exercise   Weighted
                                                                  Price     Average
                                                    Number of      Per     Exercise
                                                     OPTIONS     OPTION      PRICE
               Balance, December 31 2003              960,000   $    0.02  $    0.02
                 Granted                              605,000   $    0.11  $    0.11
                 Exercised                            (50,000)  $    0.02  $    0.02
                 Expired                             (400,000)  $    0.02  $    0.02
                 Cancelled                         (1,115,000)  $    0.07  $    0.07
                                                   -----------

               Balance, December 31 2004 and 2005           -   $       -  $       -
                                                   ===========

               On January 6, 2004, the Company granted 605,000 options under the terms of the 1998 Combined Incentive and Nonqualified stock option plan to employees, officers and directors. These stock options have no vesting provision, with the exercise price at $0.11 and will expire in two years from the date of issue. On the date of the grant, the market price of the stock was equal to the exercise price. On December 30, 2004, the Company's Board of Directors resolved to cancel all options previously granted to employees, contractors, officers and directors.

          g) On January 15, 2004, the Company issued 50,000 common shares at $0.02 per share pursuant to the exercise of stock options.


                                                                       Page A-38

Note 8    Stockholders' Equity - Notes 2(j), 6 and 15 - (cont'd)
          --------------------

          h) As of December 29, 2004, the Company was in debt to Uninet Technologies Inc. ("Uninet") for the payment of their legal fees, advanced by Uninet, related to their joint claim against Ala Corp., the owner of the Poker.com URL/domain name.

               On December 29, 2004, Uninet agreed to accept common shares in settlement of the debt owing to them. The Company's Board of Directors resolved to settle the debt owed to Uninet by issuing 7,000,000 common shares of the Company at the agreed upon price of $0.01 per share.

          i) On December 29, 2004, the Company's Board of Directors resolved to issue 100,000 common shares, at an exchange price per common share of $0.01 to the President of the Company for accepting the position of Director and President of the Company.

Note 9    Income Taxes
          ------------

          The Company's operating losses for Canadian income tax purposes are approximately $2,965,000 (2004 - $3,058,000), which may be carried forward to apply against future income for Canadian tax purposes. Of this amount, approximately $2,784,000 (2004: $2,738,000) may be carried forward to apply against future income for U.S. tax purposes.

          Losses for U.S. tax purposes may be carried forward for up to 20 years and begin to expire in 2017.

          Expiry of the losses for Canadian income tax purposes is as follows:

              YEARS OF EXPIRY          Amount
                                     ----------

                    2006                392,000
                    2007                176,000
                    2008                498,000
                    2009                682,000
                    2010                762,000
                    2011                398,000
                    2016                 57,000
                                     ----------

                                     $2,965,000
                                     ==========


                                                                       Page A-39

          ------------

          The significant components of the Company's future income tax assets are as follows:

                                                            2005          2004
                                                        ------------  ------------
          Deferred Tax Assets
            Non-capital losses carryforward             $ 1,008,161   $ 1,040,000
            Valuation allowance for deferred tax asset   (1,008,161)   (1,040,000)
                                                        ------------  ------------

                                                        $             $         -
                                                        ============  ============

          The amount taken into income as deferred tax assets must reflect that portion of the income tax loss carryforwards that is more likely-than-not to be realized from future operations. The Company has chosen to provide an allowance of 100% against all available income tax loss carryforwards, regardless of their time of expiry.

Note 10   Non-cash  Transactions
          ----------------------

          Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statements of cash flows.

          During the year ended December 31, 2005, the Company:

               - the Company issued 900,000 common shares of $0.01 per share for a total of $9,000 pursuant to a resolution to settle outstanding directors' fees.

          During  the  year  ended  December  31,  2004,  the  Company:

               - issued 100,000 common shares at a value of $1,000 to an officer of the Company for services;

               - issued 7,000,000 common shares at $0.01 per share pursuant to a debt settlement agreement for $70,000.

          These transactions were excluded from the statements of cash flows.

Note 11   Loss  on  Disposition  of  Equipment
          ------------------------------------

          During the year ended December 31, 2004, certain of the furniture and computer software were disposed of for proceeds of $5,458 resulting in a loss of $8,688. In addition, the remainder of the equipment and computer hardware and software was disposed of for no proceeds and consequently the Company recorded a further loss of disposal of $111,418.


                                                                       Page A-40

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

On February 8, 2005 we advised our principal independent accountant, Pannell Kerr Forster Chartered Accountants that they were dismissed as the Company's auditors. We hired the accounting firm Amisano Hanson Chartered Accountants as their replacement.

Our decision to change accountants was recommended and approved by the Board of Directors in a resolution dated February 8, 2005. This decision had nothing to do with the performance of the former accountants services. Pannell Kerr Forster's report in the 2002 and 2003 financial statements did not contain any adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

We did not have any disagreements with Pannell Kerr Forster, either resolved or unresolved from our inception in May 3, 1989 through to the last audited financial statements in December 31, 2003 nor during the interim period from January 1, 2004 to September 30, 2004. The Company and Pannell Kerr Forster did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Pannell Kerr Forster's satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

We have given Pannell Kerr Forster authorization to fully respond to the inquiries of our new accountants, Amisano Hanson, concerning the previous financial statements audited by Pannell Kerr Forster. There were no limitations placed upon Pannell Kerr Forster, whatsoever.

The fiscal years ending December 31 2005 and 2004 are audited by Amisano Hanson. The fiscal years ending December 31, 2003, 2002, 2001 and 2000 were audited by Pannell Kerr Forster.


ITEM 8A     CONTROLS AND PROCEDURES

(i) We maintain disclosure controls and procedures that are designed to ensure that information we are required to disclose in our Securities Exchange Act of 1934 reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

     Within 90 days prior to the date of this report, our management carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon the foregoing, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective in connection with the filing of this Annual Report on Form 10-KSB for the year ended December 31, 2004.

(ii) Management has disclosed, based on the Company's most recent valuation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

     The assessment report due in respect of this item is not required of non-accelerated filers prior to fiscal years ending on or after July 15, 2005.


                                                                       Page A-41

(iii) There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any significant deficiencies or material weaknesses of internal controls that would require corrective action.


ITEM 8B.     OTHER INFORMATION

There is no information required to be disclosed in a report on Form 8-K, during the fourth quarter of the year covered by this Form 10-KSB, which has not already been reported.


                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

         -------------  ---  --------------------
          NAME          AGE  TITLE
         -------------  ---  --------------------
          Cecil Morris   74  Director / President
         -------------  ---  --------------------
          John Page      76  Director
         -------------  ---  --------------------

BACKGROUND OF OFFICERS AND DIRECTORS

Cecil Morris
------------
Cecil Morris is a retired, freelance business consultant based in Cape Town, South Africa with expertise in software programming and electronics development. Mr. Morris assisted a number of technology companies based in South Africa and internationally during his career and has served as a board member with us since September 10, 2000. On February 22nd 2005, Mr. Morris was elected as President of the Company.

John Page
---------
Mr. John Page has had extensive business experience in South Africa for the past 45 years. Before retiring in 2002, he operated his own business enterprises. Mr. Page has Board experience as a result of being on the Board of Directors for an international company.


FAMILY RELATIONSHIPS

There are no family relationships among our directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of the registrant's knowledge, during the past five years, no director, executive officer, promoter or control person of the Company:

(1) has filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or present of such a person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer within two years before the time of such filing;

(2) were convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);


                                                                       Page A-42

(3) were the subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of the following activities:

     (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director of any investment company, or engaging in or continuing any conduct or practice in connection with such activity;

     (ii) engaging in any type of business practice;

    (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodity laws.

(4) were the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) were found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law and the judgment in such civil finding or find by the Securities and Exchange Commission has not been subsequently reversed, suspended or vacated;

(6) were found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

To the best of our knowledge all directors, officers and persons who beneficially owned more than ten percent of our common stock filed timely reports in compliance with Section 16(a).

CODE OF ETHICS

There has not yet been a code of ethics adopted by us due to the restructuring process. Our code of ethics will be adopted once we have completed the restructuring and additional key management positions are filled.


ITEM 10.   EXECUTIVE COMPENSATION

The following table sets forth information with respect to compensation paid by the Company to the Chief Executive Officer and the other highest paid executive officers (the "Named Executive Officer") during the three most recent fiscal years.


                                                                       Page A-43

                                                SUMMARY COMPENSATION TABLE

-----------------  -----------------------------------------------  -----------------------------------------------------
                                                                              LONG TERM COMPENSATION
-----------------  -----------------------------------------------  -----------------------------------------------------
                                 ANNUAL COMPENSATION                             AWARDS           PAYOUTS
-----------------  -----------------------------------------------  ----------------------------  -----------------------
       (a)             (b)          (c)         (d)        (e)          (f)            (g)          (h)          (i)
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------
    NAME AND          YEAR      SALARY ($)   BONUS ($)    OTHER      RESTRICTED     SECURITIES      LTIP      ALL OTHER
    PRINCIPAL                                             ANNUAL       STOCK        UNDERLYING    PAYOUTS   COMPENSATION
    POSITION                                             COMPEN-       AWARDS      OPTIONS/SARS     ($)          ($)
                                                        SATION ($)                     (#)
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------
Cecil Morris,       12/31/2003  $    24,000
President and       12/31/2004  $     6,000
Director (1)           2005     $     6,000
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------
John Page              2005     $     6,000
Director (2)
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------
Mark Glusing        12/31/2003                                      $     15,750  $      300,000
Former Pres. and    12/31/2004  $    86,427                         $      1,110               -
A/CFO (3)              2005     $    46,678
                                                                                               -
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------
Gregory Cathcart    12/31/2004  $      0.00                         $      1,000
Former Pres.,          2005
Director (4)
-----------------  -----------  -----------  ---------  ----------  ------------  --------------  --------  -------------

(1) Mr. Morris was appointed as a Director on September 10, 2000. On February 22, 2005, Mr. Morris was elected as President of the Company.

(2)  Mr. Page was appointed as a Director on February 22, 2005.

(3) Mr. Glusing was appointed as President on December 13, 2002. He resigned his position as President on December 29, 2004.

(4) Mr. Cathcart was appointed as Director and President on December 29, 2004. He resigned as Director and President on February 22, 2005. Mr Cathcart was granted 100,000 shares as Bonus.


OPTIONS/SAR GRANTS

The following table sets forth information with respect to grant the stock appreciation rights by the Company to executive officers during the year 2005.

------------------------------------------------------------------------------------
                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------  -------------  -----------------  -----------------  ----------------
                 NUMBER OF    PERCENT OF TOTAL
                SECURITIES      OPTIONS/SARS     EXERCISE OR BASE   EXPIRATION DATE
     NAME       UNDERLYING       GRANTED TO        PRICE ($/SH)
               OPTIONS/SARS     EMPLOYEES IN
                GRANTED (#)      FISCAL YEAR
-------------  -------------  -----------------  -----------------  ----------------
     (a)            (b)              (c)                (d)               (e)
-------------  -------------  -----------------  -----------------  ----------------
Cecil Morris        NIL              NIL                NIL               N/A
-------------  -------------  -----------------  -----------------  ----------------
John Page           NIL              NIL                NIL               N/A
-------------  -------------  -----------------  -----------------  ----------------

NOTE: On December 30, 2004, the Board of Directors resolved to cancel all previously issued options and no options were granted since then.

LONG-TERM INCENTIVE PLAN AWARDS

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, stock price or any other measure.

COMPENSATION OF DIRECTORS


                                                                       Page A-44

There are standard arrangements pursuant to which our directors are compensated for services provided as director. We paid the amount of $12,000 (2004 :
$12,000) to our directors for committee participation or special assignments.


ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial shareholdings of those persons or entities who beneficially hold five percent or more of our common stock as of December 31, 2005 with the computation being based upon 34,075,000 shares of common stock being outstanding.

-----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                  NUMBER OF SHARES BENEFICIALLY OWNED  PERCENTAGE OF CLASS
------------------------------------------------  -----------------------------------  --------------------
CEDE & Co.                                                     18,578,009                    54.52%
P.O. Box 222, Bowling Green Station
New York, NY 10274
------------------------------------------------  -----------------------------------  --------------------
Liz Bryce                                                       2,403,400                      7.05%
Bayview Place Crosbies, St. Johns, AG
------------------------------------------------  -----------------------------------  --------------------
PokerSoft Corporation A.V.V.                                    3,000,000                      8.80%
7 Abraham de Veerstraat
Curaco, Netherlands Antilles
------------------------------------------------  -----------------------------------  --------------------
                                                                7,000,000                      20.54%
Uninet Technologies Inc.
[change address?] Suite 212, 1166 Alberni Street
Vancouver, BC V6E 3Z3
------------------------------------------------  -----------------------------------  --------------------

1     As of December 31st 2004, Liz Bryce owns 1,297,900 shares through her company ALA Corp and collectively, with her parents, owns 2,403,400 shares or 7.05% of the issued shares of the Company. As part of the Settlement Agreement entered into between the Company and Ala Corp. on April 25th 2005, Liz Bryce and her parents agreed to transfer their shareholdings in LegalPlay Entertainment Inc. to the Company and Uninet Technologies Inc.


SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of our directors and executive officers as of Dec 31, 2005 based upon nil shares of common stock being outstanding:

---------------------------------------------------------------------------------------------
NAME AND ADDRESS                    NUMBER OF SHARES BENEFICIALLY OWNED  PERCENTAGE OF CLASS
----------------------------------  -----------------------------------  --------------------
Cecil Morris
P.O. Box 1677
Plettenberg Bay, South Africa 6848               650,000                         1.91%
----------------------------------  -----------------------------------  --------------------
John Page
22 Upington Street
Villiersdorp, South Africa 6848                  250,000                         0.73%
---------------------------------------------------------------------------------------------

CHANGES IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of the Company securities, which may result in a change of control of the Company.


                                                                       Page A-45

SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATORY PLANS

The following table includes information as of December 31, 2005 for all compensatory plans previously approved by our security holders and all compensatory plans not previously approved by our security holders.

-----------------------------------------------------------------------------------------------------
                                 EQUITY COMPENSATION PLAN INFORMATION
---------------------  ---------------------  ------------------  -----------------------------------
                       NUMBER OF SECURITIES    WEIGHTED-AVERAGE     NUMBER OF SECURITIES REMAINING
                         TO BE ISSUED UPON    EXERCISE PRICE OF      AVAILABLE FOR FUTURE ISSUANCE
                            EXERCISE OF          OUTSTANDING        UNDER EQUITY COMPENSATION PLANS
                       OUTSTANDING OPTIONS,   OPTIONS, WARRANTS   (EXCLUDING SECURITIES REFLECTED IN
                        WARRANTS AND RIGHTS       AND RIGHTS                  COLUMN (a))
---------------------  ---------------------  ------------------  -----------------------------------
PLAN CATEGORY                   (a)                  (b)                          (c)
---------------------  ---------------------  ------------------  -----------------------------------
Equity compensation             NIL                  NIL                          N/A
plans approved by
security holders
---------------------  ---------------------  ------------------  -----------------------------------
Equity compensation             NIL                  NIL                          N/A
plans not approved by
security holders
---------------------  ---------------------  ------------------  -----------------------------------
TOTAL                           NIL                  NIL                          N/A
---------------------  ---------------------  ------------------  -----------------------------------

1998 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

The Directors adopted the 1998 Combined Incentive and Non-Qualified Stock Option (the "1998 Plan"), approved by our shareholders on August 21, 1998, to be administered by the Board of Directors or a Committee of the Board of Directors, to provide stock options as means to attract and retain key employees and consultants. The shares to be offered under the 1998 Plan consist of previously unissued common shares, and are not to exceed 6,000,000 shares in total. The exercise price to be set on granting of the Incentive Stock Options shall not be less than 100% of fair market value on the date of granting and the options may not be for longer than 10 years (110% of fair market value and 5 years in the case of optionees holding more than 10% of the shares of the company). The exercise price to be set on granting of the Non-Qualified Stock Options may be more or less than or equal to the fair market value on the date of granting and the options may not be for longer than 10 years. For both Incentive and Non-Qualified Stock Options, the vesting and exercise schedule may be determined on an individual basis by the Plan Administrator.


ITEM 12.     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS

In July 1999, we entered into an agreement with Uninet Technologies Inc. ("Uninet") for the sub-license of the URL www.poker.com. At that time, Michael Jackson was our CEO, Secretary and Director and also a principal and director of Uninet. We paid directly to Michael Jackson 750,0001 shares of our common stock as a finder's fee in connection with entering into the sub-license agreement with Uninet of which half was paid to another director.

We were aware that Uninet entered into the initial license agreement with Ala Corp. on the basis that we would immediately enter into a sub-license agreement with Uninet. At the time the agreement between Ala Corp. and Uninet was entered into, Liz Bryce, Ala Corp's principal, owned indirectly 547,900(1) shares, or 2.1%, of our common stock and together with her parents owned 1,653,400(1) shares or 6.34% of our common stock. Ala Corp. received a further 750,000(1) shares on the transactions with Uninet and us to bring the total number of shares owned by Liz Bryce, through Ala Corp. to be 1,297,900 shares or, at that time, 4.98% of our issued and outstanding common stock. With her parents and through Ala Corp. Ms. Bryce owned 2,403,400 shares or 9.23% of our issued and outstanding common stock at the time of the initial license between Ala Corp. and Uninet and the sub-license to us.


                                                                       Page A-46

In addition to the share consideration paid to Mr. Jackson and to Ms. Bryce's company, we are obligated to pay a royalty to Ala Corp. in the amount of 4% of our gross revenue. In 2004, we paid Ala Corp. $Nil (2003 - $NIL; 2002 - 89,140; 2001 -$96,328; 2000 - $32,194; 1999 - $8,000).

Other than as disclosed, there were no other material transactions, series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to the Company to own of record or beneficially more than five percent of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

1 All references to shares take into consideration a 3:1 stock split which occurred in July 1999.

INDEBTEDNESS OF MANAGEMENT

Other than as disclosed, there were no material transactions, series of similar
transaction, currently   transactions, or series of similar transactions, to
which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to the Company to own of record or beneficially more than five percent of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.


                                                                       Page A-47

ITEM 13.   EXHIBITS AND REPORTS ON FORM 8-K

Reports on Form 8-K were filed during the first three quarters of 2005.

(A)     EXHIBITS

EXHIBIT NUMBER  DESCRIPTION

     2.1*       On January 18th 2005, we filed an 8K accepting the resignation of Keith Andrews as a
                Director.
     2.2*       On February 16th 2005, we filed an 8K announcing the termination of our auditors, Pannell
                Kerr Forster and the appointment of Amisano Hanson Chartered Accountants as their replacement.
     2.3*       On March 10th 2005, we filed an 8K to announce the resignation of Gregory Cathcart as
                President, the appointment of Cecil Morris as President and the appointment of John Page as Director of the Company.
     2.4*       On July 11th 2005, we filed an 8K regarding a US$10,000 Promissory Note.
     2.5*       On July 18th 2005, we filed an 8K announcing 900,000 shares for debt issued at $0.01.
     2.6*       On August 10th 2005, we filed an 8K announcing a Settlement Agreement reached with
                Communication Services Inc. and Ala Corp.  The 8K further announced a Promissory Note in the amount of CDN$6,000.
    31.1        Section 302 Certification - Cecil Morris
    31.2        Section 302 Certification - John Page
    32.1        Certification pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the
                Sarbanes-Oxley act of 2002 for Cecil Morris, President and Acting Chief Financial Officer of
                the Company
    32.2        Certification pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the
                Sarbanes-Oxley act of 2002 for John Page, Director

* Previously filed.


ITEM 14.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

1.     AUDIT FEES


In 2005, we recorded fees in respect to Amisano Hanson, an Independent firm of Chartered Accountants, auditing fees of $37,984.65 related to our annual financial statements included in our Form 10-KSB for services that are normally provided by the accountants in connection with statutory and regulator filings or engagements for those fiscal years.

2.     AUDIT-RELATED FEES

There were no additional fees billed in each of the last two fiscal years for assurance and related services by the principal accountant, Pannell Kerr Forster, Chartered Accountants, or Amisano Hanson, Chartered Accountants, that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Item 9 (e)(1) of Schedule 14A.

3.     TAX FEES


                                                                       Page A-48

There were no additional aggregate fees billed in 2005 (2004 - $NIL) for professional services rendered by the principal accountant, Pannell Kerr Forster Chartered Accountants or Amisano Hanson, Chartered Accountants, for tax compliance, tax advice and tax planning.

4.     ALL OTHER FEES

There were no additional aggregate fees billed in each of the last two fiscal years for products and services provided by Pannell Kerr Forster Chartered Accountants or Amisano Hanson, Chartered Accountants, other than the services reported in Item 9(e)(1) through 9(e)(3) of Schedule 14A.


SIGNATURES

In accordance with the requirements of Section 13 or 15(d) of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.
(Registrant)



/s/ Cecil Morris                              Date: March 31, 2006
-------------------------------
Cecil Morris
Director, President / Secretary
-------------------------------


/s/ John Page                                 Date: March 31, 2006
-------------------------------
John Page
Director / Treasurer


In accordance with the Securities Exchange Act this report has been signed below by the following person(s) on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Cecil Morris                              Date: March 31, 2006
-------------------------------
Cecil Morris
Director, President / Secretary

/s/ John Page                                 Date: March 31, 2006
-------------------------------
John Page
Director / Treasurer


                                                                       Page A-49

                                  EXHIBIT 31.1

                            SECTION 302 CERTIFICATION


I, Cecil Morris, certify that:

1. I have reviewed this annual report on Form 10-KSB of LEGALPLAY ENTERTAINMENT INC.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statement, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



/s/ Cecil Morris                            Date: March 31, 2006
----------------------------------
Cecil Morris
Director, President / Secretary


                                                                       Page A-50

                                  EXHIBIT 31.2

                            SECTION 302 CERTIFICATION


I, John Page, certify that:

1. I have reviewed this annual report on Form 10-KSB of LEGALPLAY ENTERTAINMENT INC.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statement, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     (a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

     (b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     (c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weakness in internal controls; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

The registrant's other certifying officers and I have indicated in this annual report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



/s/ John Page                           Date: March 31, 2006
------------------------------
John Page
Director / Treasurer


                                                                       Page A-51

                                  EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of LEGALPLAY ENTERTAINMENT INC.


/s/ Cecil Morris                        Date: March 31, 2006
---------------------------------
Cecil Morris
Director, President / Secretary


                                                                       Page A-52

                                  EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Annual Report on Form 10-KSB for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of LEGALPLAY ENTERTAINMENT INC.


/s/ John Page                            Date: March 31, 2006
--------------------------------
John Page
Director / Treasurer


                                                                       Page A-53